UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2017

Annual Report

Deutsche Variable Series I

Deutsche Bond VIP

Contents

3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Information About Your Fund’s Expenses
26	Tax Information
26	Proxy Voting
27	Advisory Agreement Board Considerations and Fee Evaluation
30	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148 NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series I — Deutsche Bond VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 0.80% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,583	$11,178	$11,558	$12,879
	Average annual total return	5.83%	3.78%	2.94%	2.56%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,354	$10,687	$11,095	$14,811
	Average annual total return	3.54%	2.24%	2.10%	4.01%

The growth of $10,000 is cumulative.

Deutsche Variable Series I — Deutsche Bond VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

Entering 2017, credit sentiment was supported by optimism over the prospects for higher growth with Republicans holding the White House and both houses of Congress. Economically sensitive, credit-oriented segments of the bond market outperformed more interest rate-sensitive, higher-quality issues for much of the year. October of 2017 saw the U.S. Federal Reserve (the Fed) begin the gradual tapering of its mortgage-backed security and Treasury holdings. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed, and the actual launch of tapering had a muted impact on longer-term bond yields. As 2017 drew to a close, against a backdrop of strengthened employment conditions and robust corporate profits, passage of a tax reform bill that included a significant reduction in corporate tax rates led to stepped up expectations for Fed rate hikes. In December, the Fed implemented its third quarter point rate hike of 2017, increasing the upper band of its benchmark short-term lending rate from 1.25% to 1.50%.

For the 12 months ended December 31, 2017, the U.S. Treasury yield curve flattened as front-end yields rose and the long end saw declines. To illustrate, the two-year Treasury yield went from 1.19% to 1.88%, the five-year from 1.93% to 2.21%, the 10-year from 2.44% to 2.41%, the 20-year from 2.79% to 2.55% and the 30-year from 3.07% to 2.74%.

During the 12-month period ended December 31, 2017, the Fund provided a total return of 5.83% (Class A shares, unadjusted for contract charges) compared with the 3.54% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s positive performance versus the benchmark was driven principally by exposure to more credit-sensitive fixed-income sectors. In particular, an overweighting of investment-grade corporate bonds at the expense of U.S. Treasury securities was a positive contributor to returns during the year. In addition, out-of-benchmark exposure to U.S. high yield corporate bonds worked well in an environment of narrowing credit spreads. Finally, exposure to structured securities in the commercial mortgage backed and asset-backed sectors was a modest contributor to relative performance, as improving collateral performance and an increasing appetite for high-quality assets with incremental yield supported both sectors. The managers used derivatives as part of implementing the Fund’s positioning along the yield curve as well to hedge against certain risks, with a modest negative impact on performance. We continue to be constructive on credit overall. Concerns over the Fed’s resumption of tightening credit conditions remain muted, and demand for yield assets continues against a backdrop of moderating supply. Credit fundamentals are stable and defaults have remained low. The recent rebound in oil prices has eased concerns around energy related issues. Outside of the U.S. market, we see positive fundamentals in some emerging markets, and also see opportunities to benefit from diverging policies among leading global central banks. At the same time, there are reasons to closely monitor investor risk sentiment and its impact on credit markets.

Thomas M. Farina, CFA, Managing Director

Gregory M. Staples, CFA, Managing Director

Kelly L. Beam, CFA, Director

Portfolio Managers

Prior to February 12, 2018, the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

Thomas M. Farina, CFA, Managing Director

Gregory M. Staples, CFA, Managing Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Bloomberg Barclays US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a holding’s return and its weight. If two holdings have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Credit spread is the additional yield provided by bonds rated AA and below vs. comparable maturity bonds rated AAA.

4	|	Deutsche Variable Series I — Deutsche Bond VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Total Net Assets)	12/31/17	12/31/16
Corporate Bonds	64%	49%
Mortgage-Backed Securities Pass-Throughs	20%	19%
Short-Term U.S. Treasury Obligations	7%	1%
Government & Agency Obligations	5%	23%
Asset-Backed	5%	5%
Collateralized Mortgage Obligations	4%	3%
Commercial Mortgage-Backed Securities	2%	2%
Cash Equivalents, Securities Lending Collateral and other Assets and Liabilities, net	–7%	–2%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
AAA	29%	47%
AA	5%	5%
A	14%	10%
BBB	32%	22%
BB	13%	14%
B	5%	1%
Not Rated	2%	1%
	100%	100%

Interest Rate Sensitivity	12/31/17	12/31/16
Effective Maturity	11.1 years	8.7 years
Effective Duration	5.9 years	5.9 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche Variable Series I — Deutsche Bond VIP	|	5

Investment Portfolio	December 31, 2017

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 63.9%
Consumer Discretionary 9.2%
AMC Networks, Inc., 5.0%, 4/1/2024	110,000	111,375
Beacon Escrow Corp., 144A, 4.875%, 11/1/2025	160,000	160,600
CalAtlantic Group, Inc., 5.0%, 6/15/2027	90,000	93,375
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	180,000	177,300
Charter Communications Operating LLC:
3.579%, 7/23/2020	90,000	91,678
3.75%, 2/15/2028	220,000	210,806
4.908%, 7/23/2025	100,000	106,318
5.375%, 5/1/2047	35,000	35,887
CVS Health Corp., 5.125%, 7/20/2045	50,000	57,305
Discovery Communications LLC:
5.0%, 9/20/2037	170,000	176,136
5.2%, 9/20/2047	105,000	109,591
Expedia, Inc., 3.8%, 2/15/2028	100,000	96,631
General Motors Co.:
5.4%, 4/1/2048	100,000	109,073
6.6%, 4/1/2036	55,000	67,011
General Motors Financial Co., Inc., 3.15%, 6/30/2022	450,000	449,650
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	130,000	131,300
Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	220,000	230,175
KFC Holding Co., 144A, 4.75%, 6/1/2027	110,000	112,475
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	110,000	113,850
Nordstrom, Inc.:
4.0%, 3/15/2027	85,000	84,681
5.0%, 1/15/2044	135,000	130,149
PetSmart, Inc., 144A, 5.875%, 6/1/2025	135,000	103,612
PulteGroup, Inc., 5.0%, 1/15/2027	100,000	104,500
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	130,000	133,900
Tata Motors Ltd., REG S, 5.75%, 10/30/2024	300,000	327,750
Tesla, Inc., 144A, 5.3%, 8/15/2025 (b)	460,000	439,300
Toll Brothers Finance Corp., 4.875%, 11/15/2025	130,000	135,850
Viacom, Inc.:
5.875%, 2/28/2057 (b)	80,000	78,700
6.25%, 2/28/2057	85,000	82,981
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	450,000	457,875
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	40,000	43,066

		4,762,900

Consumer Staples 1.8%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046	140,000	162,259

	Principal Amount ($)(a)	Value ($)
Kraft Heinz Foods Co., 4.375%, 6/1/2046	130,000	128,771
Molson Coors Brewing Co., 4.2%, 7/15/2046	120,000	122,283
Pilgrim’s Pride Corp., 144A, 5.875%, 9/30/2027	90,000	92,700
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	310,000	308,063
Smithfield Foods, Inc., 144A, 2.65%, 10/3/2021	100,000	98,673

		912,749

Energy 11.1%
Andeavor:
3.8%, 4/1/2028	105,000	105,251
4.5%, 4/1/2048	40,000	40,453
Andeavor Logistics LP:
3.5%, 12/1/2022	105,000	104,801
4.25%, 12/1/2027	100,000	100,858
5.2%, 12/1/2047	60,000	62,577
Baker Hughes a GE Co., LLC:
144A, 2.773%, 12/15/2022	85,000	84,893
144A, 3.337%, 12/15/2027	105,000	104,824
144A, 4.08%, 12/15/2047	105,000	106,792
BP Capital Markets PLC, 3.279%, 9/19/2027	170,000	172,089
Buckeye Partners LP, 4.125%, 12/1/2027	150,000	148,325
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027	105,000	107,170
4.95%, 6/1/2047	80,000	89,531
Cenovus Energy, Inc., 5.4%, 6/15/2047	120,000	126,280
Continental Resources, Inc.:
144A, 4.375%, 1/15/2028	40,000	39,488
4.9%, 6/1/2044	250,000	238,750
5.0%, 9/15/2022	60,000	60,900
Enbridge, Inc., 2.9%, 7/15/2022	110,000	109,334
Energy Transfer Equity LP, 4.25%, 3/15/2023	190,000	188,575
Energy Transfer LP:
4.5%, 11/1/2023	130,000	134,412
5.95%, 10/1/2043	90,000	95,691
Energy Transfer Partners LP:
Series A, 6.25%, 2/15/2023	190,000	184,538
Series B, 6.625%, 2/15/2028	190,000	184,538
EnLink Midstream Partners LP, 5.45%, 6/1/2047	120,000	126,803
EQT Corp., 3.9%, 10/1/2027	190,000	188,885
Halliburton Co., 4.85%, 11/15/2035	75,000	84,138
Hess Corp., 5.8%, 4/1/2047	90,000	100,151
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	110,000	106,489
Kinder Morgan, Inc., 3.15%, 1/15/2023	150,000	149,086
Newfield Exploration Co., 5.75%, 1/30/2022	60,000	64,050

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche Variable Series I — Deutsche Bond VIP

	Principal Amount ($)(a)	Value ($)
Noble Energy, Inc., 3.85%, 1/15/2028	190,000	190,581
Noble Holding International Ltd.:
5.75%, 3/16/2018	30,000	30,075
7.75%, 1/15/2024 (b)	280,000	240,800
Parsley Energy LLC, 144A, 5.625%, 10/15/2027	80,000	81,800
Petrobras Global Finance BV:
6.125%, 1/17/2022	131,000	139,024
8.375%, 5/23/2021	150,000	171,075
Petroleos Mexicanos:
144A, 5.375%, 3/13/2022	190,000	201,400
6.75%, 9/21/2047	146,000	152,402
Plains All American Pipeline LP:
2.85%, 1/31/2023	165,000	157,885
4.3%, 1/31/2043	95,000	83,897
Rosneft Finance SA, 144A, 7.25%, 2/2/2020	250,000	269,375
Sabine Pass Liquefaction LLC, 5.0%, 3/15/2027	190,000	203,885
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	45,000	44,410
YPF SA, 144A, 7.0%, 12/15/2047	350,000	346,850

		5,723,131

Financials 16.5%
Ares Capital Corp.:
3.625%, 1/19/2022	130,000	130,537
3.875%, 1/15/2020	200,000	203,533
Banco de Credito e Inversiones, 144A, 3.5%, 10/12/2027	225,000	219,375
Banco Santander SA, 3.8%, 2/23/2028	200,000	200,028
Bank of America Corp., 3.824%, 1/20/2028	270,000	279,280
Barclays PLC, 4.836%, 5/9/2028	450,000	468,378
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044	50,000	57,820
BNP Paribas SA, 144A, 4.625%, 3/13/2027	300,000	320,035
BNZ International Funding Ltd., 144A, 2.9%, 2/21/2022	250,000	251,252
Citigroup, Inc., 3.2%, 10/21/2026	100,000	99,219
Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	250,000	260,650
Credit Suisse Group Funding Guernsey Ltd., 3.8%, 6/9/2023	250,000	257,824
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	100,000	106,407
FS Investment Corp., 4.75%, 5/15/2022	150,000	154,424
HSBC Holdings PLC:
3.033%, 11/22/2023	200,000	200,403
4.375%, 11/23/2026	200,000	208,804
6.0%, 5/22/2027	225,000	236,531
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	270,000	268,053

	Principal Amount ($)(a)	Value ($)
JPMorgan Chase & Co., 2.95%, 10/1/2026	280,000	275,027
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	70,000	77,595
Kookmin Bank, 144A, 2.875%, 3/25/2023	200,000	196,401
Legg Mason, Inc., 5.625%, 1/15/2044	100,000	111,488
Loews Corp., 4.125%, 5/15/2043	80,000	82,549
Macquarie Bank Ltd., 144A, 6.125%, 3/8/2027	295,000	306,431
Macquarie Group Ltd.:
144A, 3.189%, 11/28/2023	220,000	218,469
144A, 3.763%, 11/28/2028	220,000	218,669
Manulife Financial Corp., 4.061%, 2/24/2032	200,000	201,509
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	30,000	31,881
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	90,000	106,765
Royal Bank of Scotland Group PLC, 3.498%, 5/15/2023	200,000	200,436
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022	270,000	273,249
Societe Generale SA, 144A, 7.375%, 12/29/2049	476,000	515,889
Suncorp-Metway Ltd.:
144A, 2.1%, 5/3/2019	95,000	94,661
144A, 2.8%, 5/4/2022	150,000	149,337
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	70,000	72,788
The Goldman Sachs Group, Inc.:
3.75%, 2/25/2026	290,000	297,566
4.017%, 10/31/2038	70,000	71,987
Unifin Financiera SAB de CV SOFOM ENR, 144A, 7.0%, 1/15/2025	215,000	219,837
Voya Financial, Inc., 4.8%, 6/15/2046	120,000	133,669
Wells Fargo & Co., 3.0%, 10/23/2026	280,000	274,444
Westpac Banking Corp., 5.0%, 9/21/2027	185,000	184,527
Woori Bank, 144A, 4.5%, 12/29/2049	250,000	247,986

		8,485,713

Health Care 2.8%
AbbVie, Inc., 4.45%, 5/14/2046	120,000	130,440
Allergan Funding SCS, 4.75%, 3/15/2045	170,000	180,975
HCA, Inc., 5.25%, 6/15/2026	130,000	137,800
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026	190,000	185,773
Stryker Corp.:
3.375%, 11/1/2025	80,000	81,909

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Bond VIP	|	7

	Principal Amount ($)(a)	Value ($)
4.625%, 3/15/2046	40,000	45,425
Teleflex, Inc., 4.625%, 11/15/2027	130,000	131,111
Teva Pharmaceutical Finance Netherlands III BV: 3.15%, 10/1/2026 (b)	360,000	297,233
4.1%, 10/1/2046 (b)	350,000	266,526

		1,457,192

Industrials 3.4%
Acwa Power Management & Investments One Ltd., 144A, 5.95%, 12/15/2039	250,000	255,925
Bombardier, Inc., 144A, 7.5%, 12/1/2024	250,000	253,750
CSX Corp., 4.25%, 11/1/2066	130,000	129,894
Jeld-Wen, Inc., 144A, 4.625%, 12/15/2025	85,000	85,638
Mexico City Airport Trust, 144A, 5.5%, 7/31/2047	285,000	281,437
RBS Global, Inc., 144A, 4.875%, 12/15/2025	90,000	90,900
Rockwell Collins, Inc., 4.35%, 4/15/2047	120,000	130,328
The Brink’s Co., 144A, 4.625%, 10/15/2027	160,000	156,800
United Rentals North America, Inc., 5.5%, 5/15/2027	330,000	347,325

		1,731,997

Information Technology 4.0%
Amazon.com, Inc., 144A, 4.25%, 8/22/2057	135,000	147,271
Apple, Inc., 3.45%, 2/9/2045	60,000	58,556
Broadcom Corp.:
144A, 3.5%, 1/15/2028	115,000	109,631
144A, 3.625%, 1/15/2024	125,000	124,298
CA, Inc., 3.6%, 8/15/2022	90,000	91,247
Dell International LLC:
144A, 4.42%, 6/15/2021	120,000	125,042
144A, 5.875%, 6/15/2021	240,000	249,000
144A, 8.1%, 7/15/2036	100,000	126,279
DXC Technology Co., 4.75%, 4/15/2027	190,000	202,048
Hewlett Packard Enterprise Co., 3.6%, 10/15/2020	90,000	91,890
Oracle Corp., 4.0%, 11/15/2047	100,000	106,488
Pitney Bowes, Inc., 3.625%, 9/15/2020	60,000	59,400
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022	90,000	91,098
Tencent Holdings Ltd., 144A, 3.8%, 2/11/2025	250,000	259,316
The Priceline Group, Inc.:
2.75%, 3/15/2023	105,000	104,620
3.55%, 3/15/2028	115,000	113,914

		2,060,098

Materials 4.7%
Anglo American Capital PLC, 144A, 4.75%, 4/10/2027	230,000	240,723

	Principal Amount ($)(a)	Value ($)
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022 (b)	110,000	114,903
Celulosa Arauco y Constitucion SA, 144A, 5.5%, 11/2/2047	200,000	208,000
Cemex SAB de CV, 144A, 7.75%, 4/16/2026	200,000	226,500
Fibria Overseas Finance Ltd., 4.0%, 1/14/2025	250,000	247,500
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	60,000	59,925
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	40,000	42,232
LYB International Finance II BV, 3.5%, 3/2/2027	230,000	231,164
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044	300,000	310,500
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027	230,000	242,650
The Mosaic Co., 4.05%, 11/15/2027	125,000	125,328
Vale Overseas Ltd., 6.25%, 8/10/2026	242,000	280,357
Yamana Gold, Inc., 4.95%, 7/15/2024	110,000	115,075

		2,444,857

Real Estate 3.8%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023	95,000	89,713
(REIT), 5.95%, 12/15/2026 (b)	130,000	120,936
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023	135,000	147,818
Equinix, Inc., (REIT), 5.375%, 4/1/2023	130,000	134,420
Government Properties Income Trust:
(REIT), 3.75%, 8/15/2019	60,000	60,504
(REIT), 4.0%, 7/15/2022	160,000	160,967
Hospitality Properties Trust:
(REIT), 3.95%, 1/15/2028	70,000	67,905
(REIT), 5.0%, 8/15/2022	150,000	160,068
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	135,000	137,350
MGM Growth Properties Operating Partnership LP, (REIT), 4.5%, 9/1/2026	120,000	119,400
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	130,000	135,809
SBA Communications Corp., 144A, (REIT), 4.0%, 10/1/2022	190,000	190,238
Select Income REIT:
(REIT), 4.15%, 2/1/2022	80,000	80,898
(REIT), 4.25%, 5/15/2024	80,000	79,348
VEREIT Operating Partnership LP:
(REIT), 3.95%, 8/15/2027	130,000	128,514
(REIT), 4.125%, 6/1/2021	120,000	124,569

		1,938,457
Telecommunication Services 2.9%
AT&T, Inc.:
3.4%, 5/15/2025	140,000	137,641
3.9%, 8/14/2027	200,000	201,336
4.5%, 5/15/2035	120,000	119,288
5.15%, 2/14/2050	120,000	121,496

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series I — Deutsche Bond VIP

	Principal Amount ($)(a)	Value ($)
Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	250,000	260,902
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	187,500	188,672
Telefonica Emisiones SAU, 5.213%, 3/8/2047	150,000	170,228
Verizon Communications, Inc.:
2.625%, 8/15/2026	210,000	197,797
4.272%, 1/15/2036	120,000	119,376

		1,516,736
Utilities 3.7%
AmeriGas Partners LP, 5.5%, 5/20/2025	110,000	111,100
Calpine Corp., 144A, 5.25%, 6/1/2026	235,000	230,302
EDP Finance BV, 144A, 3.625%, 7/15/2024	200,000	201,425
Electricite de France SA, 144A, 4.75%, 10/13/2035	150,000	165,637
Enel Finance International NV:
144A, 3.5%, 4/6/2028	245,000	239,641
144A, 4.75%, 5/25/2047	200,000	216,554
Israel Electric Corp., Ltd., Series 6, 144A, REG S, 5.0%, 11/12/2024	300,000	319,041
NRG Energy, Inc.:
144A, 5.75%, 1/15/2028	105,000	106,050
6.625%, 1/15/2027	120,000	126,900
Southern Co., 3.25%, 7/1/2026	80,000	78,458
Southern Power Co., Series F, 4.95%, 12/15/2046	87,000	95,430

		1,890,538
Total Corporate Bonds (Cost $32,405,369)		32,924,368

Mortgage-Backed Securities Pass-Throughs 20.3%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	406,307	429,200
5.5%, with various maturities from 10/1/2023 until 6/1/2035	711,943	791,426
6.5%, 3/1/2026	91,037	98,533
Federal National Mortgage Association: 12-month USD-LIBOR + 1.750%, 3.5% * , 9/1/2038	27,754	29,034
3.5%, with various maturities from 12/1/2045 until 1/1/2048 (c)	6,501,888	6,687,946
5.0%, 10/1/2033	34,902	38,101
5.5%, with various maturities from 12/1/2032 until 8/1/2037	677,765	751,314
6.0%, with various maturities from 4/1/2024 until 3/1/2025	199,883	223,294
6.5%, with various maturities from 11/1/2024 until 1/1/2036	65,820	72,959
Government National Mortgage Association: 3.5%, 1/1/2048 (c)	1,100,000	1,137,125
4.0%, 5/15/2047	187,449	198,573
Total Mortgage-Backed Securities Pass-Throughs (Cost $10,345,194)		10,457,505

	Principal Amount ($)(a)	Value ($)

Asset-Backed 4.9%
Automobile Receivables 0.9%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	500,000	494,579

Credit Card Receivables 1.9%
World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	1,000,000	980,416

Miscellaneous 2.1%
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	127,531	125,437
Taco Bell Funding LLC, “A2I”, Series 2016-1A, 144A, 3.832%, 5/25/2046	735,688	745,671
Wendys Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048 (c)	200,000	199,937

		1,071,045
Total Asset-Backed (Cost $2,565,100)		2,546,040

Commercial Mortgage-Backed Securities 1.5%
BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 2.577% *, 11/15/2034	280,000	280,000
FHLMC Multifamily Structured Pass-Through Certificates:
“X1”, Series K043, Interest Only, 0.546% *, 12/25/2024	4,955,820	163,213
“X1”, Series K054, Interest Only, 1.179% *, 1/25/2026	1,840,658	145,604
JPMBB Commercial Mortgage Securities Trust, “A3”, Series 2014-C19, 3.669%, 4/15/2047	150,000	155,292
Total Commercial Mortgage-Backed Securities (Cost $740,140)		744,109

Collateralized Mortgage Obligations 4.1%
Countrywide Home Loans, “A2”, Series 2006-1, 6.0%, 3/25/2036	192,205	165,502
CSFB Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	87,736	52,991
Federal Home Loan Mortgage Corp.:
“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	1,797,062	299,947
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	289,976	42,897
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	1,358,499	272,370
Federal National Mortgage Association, “ZL” , Series 2017-55, 3.0%, 10/25/2046	507,547	465,443

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Bond VIP	|	9

	Principal Amount ($)(a)	Value ($)
Government National Mortgage Association:
“PL”, Series 2013-19, 2.5%, 2/20/2043	684,500	647,298
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	312,577	36,116
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	238,773	41,381
“EI”, Series 2011-162, Interest Only, 4.5%, 5/20/2040	320,489	15,684
“DI”, Series 2011-40, Interest Only, 4.5%, 12/20/2040	131,724	416
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	69,776	12,759
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	136,320	23,077
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	55,280	9,665
MASTR Alternative Loans Trust:
“5A1”, Series 2005-1, 5.5%, 1/25/2020	21,694	22,085
“8A1”, Series 2004-3, 7.0%, 4/25/2034	6,396	6,751
Total Collateralized Mortgage Obligations (Cost $2,408,510)		2,114,382

Government & Agency Obligations 5.2%
Other Government Related (d) 0.6%
Novatek OAO, 144A, 6.604%, 2/3/2021	300,000	329,250

Sovereign Bonds 3.3%
French Republic Government Bond OAT, 144A, REG S, 1.75%, 5/25/2066	EUR 555,287	630,735
Kingdom of Sweden, Series 1053, 3.5%, 3/30/2039	SEK 4,620,000	772,803
Saudi Government International Bond, 144A, 3.625%, 3/4/2028	295,000	292,345

		1,695,883

	Principal Amount ($)(a)	Value ($)

U.S. Treasury Obligations 1.3%
U.S. Treasury Bond, 2.75%, 8/15/2047	55,000	55,069
U.S. Treasury Inflation-Indexed Bond, 0.875%, 2/15/2047	578,367	601,008

		656,077
Total Government & Agency Obligations (Cost $2,598,372)		2,681,210

Short-Term U.S. Treasury Obligations 7.3%
U.S. Treasury Bills:
1.18% **, 8/16/2018 (e)	804,000	796,025
1.381% **, 10/11/2018 (e) (f)	3,000,000	2,960,873
Total Short-Term U.S. Treasury Obligations (Cost $3,765,461)		3,756,898

	Shares	Value ($)
Securities Lending Collateral 2.7%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (g) (h) (Cost $1,394,433)	1,394,433	1,394,433

Cash Equivalents 2.1%
Deutsche Central Cash Management Government Fund, 1.30% (g) (Cost $1,055,489)	1,055,489	1,055,489

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,278,068)	112.0	57,674,434
Other Assets and Liabilities, Net	(12.0)	(6,179,493)
Net Assets	100.0	51,494,941

*	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $1,334,679, which is 2.6% of net assets.

(c)	When-issued, delayed delivery or forward commitment securities included.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series I — Deutsche Bond VIP

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2018	16	1,988,736	1,984,750	(3,986)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2018	16	2,145,912	2,137,000	(8,912)
Total unrealized depreciation						(12,898)

At December 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/29/2018	13	1,518,229	1,510,133	8,096
Euro-OAT French Government Bond	EUR	3/8/2018	14	2,637,217	2,606,697	30,520
Ultra Long U.S. Treasury Bond	USD	3/20/2018	16	2,666,092	2,682,500	(16,408)
Total net unrealized appreciation						22,208

At December 31, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/Frequency	Cash Flows Received by the Fund/Frequency	Effective/ Expiration Date	Notional Amount	Currency	Upfront Payments Paid ($)	Value ($)	Unrealized Depreciation ($)
Fixed — 0.228% Annually	Floating — 3-Month STIBOR Quarterly	7/18/2017 7/18/2021	24,900,000	SEK	—	(10,504)	(10,504)

STIBOR: Stockholm Interbank Offered Rate; 3-Month STIBOR rate at December 31, 2017 is -0.47%.

As of December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,530,630	EUR	1,298,000	1/4/2018	27,145	Citigroup, Inc.
SEK	6,257,000	USD	775,139	1/18/2018	11,506	Danske Bank AS
Total unrealized appreciation					38,651

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,298,000	USD	1,532,802	1/4/2018	(24,973)	Citigroup, Inc.
EUR	522,000	USD	618,764	1/24/2018	(8,505)	HSBC Holdings PLC
Total unrealized depreciation					(33,478)

Currency Abbreviations

EUR	Euro
SEK	Swedish Krona
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Bond VIP	|	11

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$32,924,368	$—	$32,924,368
Mortgage-Backed Securities Pass-Throughs	—	10,457,505	—	10,457,505
Asset-Backed	—	2,546,040	—	2,546,040
Commercial Mortgage-Backed Securities	—	744,109	—	744,109
Collateralized Mortgage Obligations	—	2,114,382	—	2,114,382
Government & Agency Obligations	—	2,681,210	—	2,681,210
Short-Term U.S. Treasury Obligations	—	3,756,898	—	3,756,898
Short-Term Investments (i)	2,449,922	—	—	2,449,922
Derivatives (j)
Futures Contracts	38,616	—	—	38,616
Forward Foreign Currency Contracts	—	38,651	—	38,651
Total	$2,488,538	$55,263,163	$—	$57,751,701

Liabilities	Level 1	Level 2	Level 3	Level 2
Derivatives (j)
Futures Contracts	$(29,306)	$—	$—	$(29,306)
Interest Rate Swap Contracts	—	(10,504)	—	(10,504)
Forward Foreign Currency Contracts	—	(33,478)	—	(33,478)
Total	$(29,306)	$(43,982)	$—	$(73,288)

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series I — Deutsche Bond VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $54,828,146) — including $1,334,679 of securities loaned	$55,224,512
Investment in Government & Agency Securities Portfolio (cost $1,394,433)*	1,394,433
Investment in Deutsche Central Cash Management Government Fund (cost $1,055,489)	1,055,489
Cash	10,446
Foreign currency, at value (cost $492,423)	503,865
Receivable for Fund shares sold	21,922
Interest receivable	467,729
Receivable for variation margin on futures contracts	9,310
Receivable for variation margin on centrally cleared swaps	7,763
Unrealized appreciation on forward foreign currency contracts	38,651
Foreign taxes recoverable	1,046
Other assets	1,997
Total assets	58,737,163

Liabilities
Payable upon return of securities loaned	1,394,433
Payable for investments purchased — when-issued/delayed delivery securities	5,658,313
Payable for Fund shares redeemed	13,479
Unrealized depreciation on forward foreign currency contracts	33,478
Accrued management fee	10,735
Accrued Trustees’ fees	1,460
Other accrued expenses and payables	130,324
Total liabilities	7,242,222
Net assets, at value	$51,494,941

Net Assets Consist of
Undistributed net investment income	2,119,833
Net unrealized appreciation (depreciation) on:
Investments	396,366
Swap contracts	(10,504)
Futures	9,310
Foreign currency	11,555
Forward foreign currency contracts	5,173
Accumulated net realized gain (loss)	(1,794,989)
Paid-in capital	50,758,197
Net assets, at value	$51,494,941
Class A
Net Asset Value, offering and redemption price per share ($51,494,941 ÷ 9,030,036 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.70

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Interest (net of foreign taxes withheld of $382)	$2,566,653
Income distributions — Deutsche Central Cash Management Government Fund	10,863
Securities lending income, net of borrower rebates	13,846
Total income	2,591,362
Expenses:
Management fee	277,513
Administration fee	71,157
Services to shareholders	1,509
Custodian fee	14,406
Professional fees	97,348
Reports to shareholders	25,216
Trustees’ fees and expenses	6,013
Interest expense	319
Other	31,409
Total expenses before expense reductions	524,890
Expense reductions	(59,604)
Total expenses after expense reductions	465,286
Net investment income	2,126,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,470,325
Swap contracts	461,583
Futures	(275,706)
Forward foreign currency contracts	(67,545)
Foreign currency	(80,735)
1,507,922
Change in net unrealized appreciation (depreciation) on:
Investments	818,923
Swap contracts	(260,322)
Futures	(59,514)
Forward foreign currency contracts	5,877
Foreign currency	76,232
581,196
Net gain (loss)	2,089,118
Net increase (decrease) in net assets resulting from operations	$4,215,194

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Bond VIP	|	13

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$2,126,076	$2,156,650
Net realized gain (loss)	1,507,922	1,349,873
Change in net unrealized appreciation (depreciation)	581,196	1,028,989
Net increase (decrease) in net assets resulting from operations	4,215,194	4,535,512
Distributions to shareholders from:
Net investment income:
Class A	(1,811,823)	(4,037,321)
Fund share transactions:
Class A
Proceeds from shares sold	5,538,840	10,928,699
Reinvestment of distributions	1,811,823	4,037,321
Payments for shares redeemed	(35,229,871)	(18,293,243)
Net increase (decrease) in net assets from Class A share transactions	(27,879,208)	(3,327,223)
Increase (decrease) in net assets	(25,475,837)	(2,829,032)
Net assets at beginning of period	76,970,778	79,799,810
Net assets at end of period (including undistributed net investment income of $2,119,833 and $1,699,560, respectively)	$51,494,941	$76,970,778

Other Information
Class A
Shares outstanding at beginning of period	13,944,103	14,528,974
Shares sold	986,189	1,951,337
Shares issued to shareholders in reinvestment of distributions	328,229	739,436
Shares redeemed	(6,228,485)	(3,275,644)
Net increase (decrease) in Class A shares	(4,914,067)	(584,871)
Shares outstanding at end of period	9,030,036	13,944,103

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series I — Deutsche Bond VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$5.52	$5.49	$5.67	$5.51	$5.89
Income (loss) from investment operations:
Net investment income[a]	.17	.15	.14	.17	.16
Net realized and unrealized gain (loss)	.15	.17	(.15)	.19	(.33)
Total from investment operations	.32	.32	(.01)	.36	(.17)
Less distributions from:
Net investment income	(.14)	(.29)	(.17)	(.20)	(.21)
Net asset value, end of period	$5.70	$5.52	$5.49	$5.67	$5.51
Total Return (%)[b]	5.83	5.93	(.29)	6.63	(3.03)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	77	80	101	105
Ratio of expenses before expense reductions (%)[c]	.74	.78	.69	.69	.65
Ratio of expenses after expense reductions (%)[c]	.65	.64	.64	.61	.56
Ratio of net investment income (%)	2.99	2.68	2.54	2.99	2.88
Portfolio turnover rate (%)	205	236	197	273	418

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Deutsche Variable Series I — Deutsche Bond VIP	|	15

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on Deutsche Bond VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

16	|	Deutsche Variable Series I — Deutsche Bond VIP

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on

Deutsche Variable Series I — Deutsche Bond VIP	|	17

certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $1,791,000 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,125,005
Capital loss carryforwards	$(1,791,000)
Net unrealized appreciation (depreciation) on investments	$390,796

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $57,278,314. The net unrealized appreciation for all investments based on tax cost was $390,796. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,071,463 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $680,667.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$1,811,823	$4,037,321

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

18	|	Deutsche Variable Series I — Deutsche Bond VIP

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2017, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,367,000 to $12,020,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,821,000 to $23,463,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Deutsche Variable Series I — Deutsche Bond VIP	|	19

A summary of the open interest rate swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from approximately $2,997,000 to $46,521,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract“) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the year ended December 31, 2017, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $796,000 to approximately $10,899,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $7,021,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $12,896,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$38,616	$38,616
Foreign Exchange Contracts (b)	38,651	—	38,651
	$38,651	$38,616	$77,267

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(10,504)	$(29,306)	$(39,810)
Foreign Exchange Contracts (d)	(33,478)	—	—	(33,478)
	$(33,478)	$(10,504)	$(29,306)	$(73,288)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of centrally cleared swaps and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

20	|	Deutsche Variable Series I — Deutsche Bond VIP

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$—	$461,583	$(275,706)	$185,877
Foreign Exchange Contracts (f)	(67,545)	—	—	(67,545)
	$(67,545)	$461,583	$(275,706)	$118,332

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$(260,322)	$(59,514)	$(319,836)
Foreign Exchange Contracts (h)	5,877	—	—	5,877
	$5,877	$(260,322)	$(59,514)	$(313,959)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on foreign currency contracts

As of December 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$27,145	$(24,973)	$—	$2,172
Danske Bank AS	11,506	—	—	11,506
	$38,651	$(24,973)	$—	$13,678

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$24,973	$(24,973)	$—	$—
HSBC Holdings PLC	8,505	—	—	8,505
	$33,478	$(24,973)	$—	$8,505

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $120,433,178 and $134,901,551, respectively. Purchases and sales of U.S. Treasury obligations aggregated $24,908,972 and $38,308,988, respectively.

Deutsche Variable Series I — Deutsche Bond VIP	|	21

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.64%.

Effective May 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the year ended December 31, 2017, fees waived and/or expenses reimbursed were $59,604.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $71,157, of which $4,376 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC aggregated $568, of which $141 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $11,408, of which $4,774 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

22	|	Deutsche Variable Series I — Deutsche Bond VIP

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,042.

E. Ownership of the Fund

At December 31, 2017, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 24% and 15%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

Deutsche Variable Series I — Deutsche Bond VIP	|	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and Shareholders of Deutsche Bond VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Bond VIP (one of the funds constituting Deutsche Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

24	|	Deutsche Variable Series I — Deutsche Bond VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,023.30
Expenses Paid per $1,000*	$3.37

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,021.88
Expenses Paid per $1,000*	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series I — Deutsche Bond VIP	.66%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series I — Deutsche Bond VIP	|	25

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

26	|	Deutsche Variable Series I — Deutsche Bond VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Bond VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series I — Deutsche Bond VIP	|	27

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

28	|	Deutsche Variable Series I — Deutsche Bond VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series I — Deutsche Bond VIP	|	29

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

30	|	Deutsche Variable Series I — Deutsche Bond VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series I — Deutsche Bond VIP	|	31

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

32	|	Deutsche Variable Series I — Deutsche Bond VIP

VS1bond-2 (R-025819-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series I

Deutsche Capital Growth VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.50% and 0.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price to book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,630	$14,301	$21,753	$23,930
	Average annual total return	26.30%	12.66%	16.82%	9.12%
Russell 1000 Growth Index	Growth of $10,000	$13,021	$14,733	$22,233	$25,930
	Average annual total return	30.21%	13.79%	17.33%	10.00%

Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,596	$14,197	$21,456	$23,220
	Average annual total return	25.96%	12.38%	16.50%	8.79%
Russell 1000 Growth Index	Growth of $10,000	$13,021	$14,733	$22,233	$25,930
	Average annual total return	30.21%	13.79%	17.33%	10.00%

The growth of $10,000 is cumulative.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Fund generated a strong return of 26.30% (Class A shares, unadjusted for contract charges) during 2017, but it fell short of the 30.21% gain for its benchmark, the Russell 1000® Growth Index.

Growth stocks performed very well in the past year, as investors responded favorably to the backdrop of synchronized global growth, better-than-expected corporate earnings, continuing accommodative financial conditions and, late in the year, a reduction in the U.S. corporate tax rate. Although the Fund largely participated in the rally, it trailed the benchmark due to a few specific factors related to stock selection. First, we lost some ground from the underperformance of a handful of holdings in health care. The pharmaceutical company Allergan PLC, which was affected by heightened generic competition for a medication used to treat dry eyes, was the largest detractor in the sector. Celgene Corp., which reduced its long-term earnings expectations after a failed drug trial, and Shire PLC, which came under pressure from rising competition and concerns about a weaker pipeline of new products, also weighed on performance. Despite these company-specific challenges, we continue to view the sector as being home to an abundance of the fast-growing companies in which we seek to invest. Health care was the Fund’s largest overweight position at the close of the year.

The consumer discretionary sector proved to be a challenging area, as well. Shares of Newell Brands, Inc.,* a maker of container products including those sold under the Rubbermaid name, declined due to issues with its supply chain and an earnings miss in early November. O’Reilly Automotive, Inc.* also experienced weak returns, as Amazon.com’s possible entry into the auto-parts space raised the specter of declining profit margins for the related retailers. We sold both positions, as our original investment thesis no longer held. L Brands, which owns the Victoria’s Secret and Bath & Body Works brands, suffered heavy selling pressure through mid-August due to the combination of slower-than-expected sales and falling profit margins. Our decision to hold on to the position enabled the Fund to benefit from L Brands’ subsequent recovery, but the stock nonetheless finished as a leading detractor due to its earlier weakness.

The Fund’s cash weighting, though small on an absolute basis, was a meaningful detractor from relative performance. We typically maintain a modest cash position to provide liquidity, and it usually has a minimal impact on results. However, cash acted as a headwind at a time of strong returns for the broader market.

As would be expected at a time of robust absolute performance, the Fund had numerous winners for the year. We generated the largest margin of outperformance in the industrials sector, where the aerospace giant Boeing Company was the most notable contributor. The company reported rising profits and solid trends from the ramp-up in production of its 787 line, which led to better-than-expected free cash flow and a boost in forward guidance. The electronic instruments producer AMETEK, Inc., which was helped by the recovery in its cyclical end markets, also made a sizable contribution after beating analysts’ revenue expectations in each of its four earnings reports in 2017. Outside of industrials, the insurance company Progressive Corp. was an important contributor. The Fund was also boosted by its positions in the strong-performing semiconductor stocks NVIDIA Corp. and Broadcom Ltd.

The U.S. economy remains in an extended cycle of moderate growth with contained inflation and low interest rates. Believing the foundation is in place for these trends to persist, we retain a positive view on growth stocks. It is true that valuations of the overall growth category have become less attractive, but the numbers appear biased to the upside given the strength in a few specific areas of the market. We remain mindful of the role valuation can play in performance even though it is not the key driver of our investment decisions.

Looking ahead to 2018, our key concerns are the potential for a slower rate of earnings expansion, the possibility that rising unit labor costs could affect corporate profit margins, and/or weaker business sentiment, any of which could lead to higher market volatility. We therefore focused our most recent purchases in high-quality, innovative companies that feature strong and improving fundamentals, distinct competitive advantages and attractive valuations. In particular, we like the prospects for businesses whose exposure to important secular themes may provide a path for above-average long-term earnings growth.

Sebastian P. Werner, PhD

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Terms to Know

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

*	Not held in the portfolio as of December 31, 2017.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	98%	99%
Cash Equivalents	2%	1%
Convertible Preferred Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Information Technology	36%	31%
Health Care	17%	17%
Consumer Discretionary	16%	18%
Industrials	11%	10%
Financials	6%	5%
Consumer Staples	5%	10%
Materials	3%	4%
Telecommunication Services	3%	2%
Real Estate	2%	2%
Energy	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 98.5%
Consumer Discretionary 15.7%
Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	78,820	5,477,202

Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc.*	24,599	28,767,793
The Priceline Group, Inc.*	4,903	8,520,139

		37,287,932

Media 5.2%
Comcast Corp. “A”	327,983	13,135,719
Live Nation Entertainment, Inc.*	90,871	3,868,378
Time Warner, Inc.	97,211	8,891,890
Walt Disney Co.	139,131	14,957,974

		40,853,961

Multiline Retail 0.6%
Dollar General Corp.	48,013	4,465,689

Specialty Retail 4.5%
Burlington Stores, Inc.*	62,293	7,663,908
Home Depot, Inc.	119,835	22,712,328
L Brands, Inc. (a)	78,229	4,710,950

		35,087,186

Consumer Staples 5.1%
Beverages 1.7%
PepsiCo, Inc.	107,223	12,858,182

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	42,857	7,976,545

Food Products 1.2%
Pinnacle Foods, Inc.	152,074	9,043,841

Personal Products 1.2%
Estee Lauder Companies, Inc. “A”	75,681	9,629,650

Energy 0.9%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	44,483	6,682,236

Financials 5.5%
Banks 1.1%
SVB Financial Group*	38,402	8,977,236

Capital Markets 2.2%
Intercontinental Exchange, Inc.	115,289	8,134,792
The Charles Schwab Corp.	181,407	9,318,877

		17,453,669

Insurance 2.2%
Progressive Corp.	298,337	16,802,340

Health Care 16.8%
Biotechnology 5.9%
Alexion Pharmaceuticals, Inc.*	27,087	3,239,334
Biogen, Inc.*	21,180	6,747,313
BioMarin Pharmaceutical, Inc.*	50,507	4,503,709
Celgene Corp.*	142,633	14,885,180
Gilead Sciences, Inc.	152,386	10,916,933
Shire PLC (ADR)	36,957	5,732,770

		46,025,239

	Shares	Value ($)

Health Care Equipment & Supplies 4.8%
Becton, Dickinson & Co.	82,570	17,674,934
Danaher Corp.	107,364	9,965,527
Hologic, Inc.*	153,416	6,558,534
The Cooper Companies, Inc.	16,730	3,645,132

		37,844,127

Health Care Providers & Services 1.9%
Cigna Corp.	73,222	14,870,656

Life Sciences Tools & Services 2.3%
Thermo Fisher Scientific, Inc.	94,804	18,001,383

Pharmaceuticals 1.9%
Allergan PLC	41,300	6,755,854
Bristol-Myers Squibb Co.	64,291	3,939,753
Zoetis, Inc.	54,805	3,948,152

		14,643,759

Industrials 10.9%
Aerospace & Defense 3.8%
Boeing Co.	77,887	22,969,655
TransDigm Group, Inc.	24,657	6,771,305

		29,740,960

Electrical Equipment 2.0%
Acuity Brands, Inc.	18,908	3,327,808
AMETEK, Inc.	175,353	12,707,832

		16,035,640

Industrial Conglomerates 1.4%
Roper Technologies, Inc.	40,849	10,579,891

Machinery 1.1%
Parker-Hannifin Corp.	42,367	8,455,606

Professional Services 1.3%
Verisk Analytics, Inc.*	105,787	10,155,552

Road & Rail 1.3%
Norfolk Southern Corp.	68,323	9,900,003

Information Technology 35.9%
Communications Equipment 0.5%
Palo Alto Networks, Inc.*	26,780	3,881,493

Internet Software & Services 7.2%
Alphabet, Inc. “A”*	19,035	20,051,469
Alphabet, Inc. “C”*	17,494	18,305,721
Facebook, Inc. “A”*	102,760	18,133,030

		56,490,220

IT Services 7.6%
Cognizant Technology Solutions Corp. “A”	159,225	11,308,160
Fidelity National Information Services, Inc.	99,308	9,343,890
Fiserv, Inc.*	61,893	8,116,029
Global Payments, Inc.	59,273	5,941,526
Visa, Inc. “A”	215,772	24,602,323

		59,311,928

Semiconductors & Semiconductor Equipment 4.4%
Analog Devices, Inc.	90,402	8,048,490
Broadcom Ltd.	63,569	16,330,876
NVIDIA Corp.	50,448	9,761,688

		34,141,054

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	7

	Shares	Value ($)

Software 9.0%
Adobe Systems, Inc.*	69,310	12,145,884
Intuit, Inc.	51,155	8,071,236
Microsoft Corp.	481,065	41,150,300
Oracle Corp.	189,323	8,951,192

		70,318,612

Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	335,075	56,704,742

Materials 2.8%
Chemicals 1.2%
Albemarle Corp.	71,911	9,196,698

Construction Materials 0.8%
Vulcan Materials Co.	50,384	6,467,794

Containers & Packaging 0.8%
Sealed Air Corp.	132,488	6,531,658

Real Estate 2.2%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	81,400	9,271,460
Prologis, Inc.	122,962	7,932,279

		17,203,739

Telecommunication Services 2.7%
Diversified Telecommunication Services 1.2%
Zayo Group Holdings, Inc.*	246,904	9,086,067

Wireless Telecommunication Services 1.5%
T-Mobile U.S., Inc.*	186,581	11,849,760
Total Common Stocks (Cost $384,362,288)		770,032,250

	Shares	Value ($)
Convertible Preferred Stocks 0.1%
Health Care 0.1%
Allergan PLC, Series A, 5.5%	990	580,387

Industrials 0.0%
Stericycle, Inc. Series A, 5.25%	2,701	142,991
Total Convertible Preferred Stocks (Cost $1,260,100)		723,378

Securities Lending Collateral 0.6%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (b) (c) (Cost $4,867,950)	4,867,950	4,867,950

Cash Equivalents 1.5%
Deutsche Central Cash Management Government Fund, 1.30% (b) (Cost $11,650,299)	11,650,299	11,650,299

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $402,140,637)	100.7	787,273,877
Other Assets and Liabilities, Net	(0.7)	(5,164,189)
Net Assets	100.0	782,109,688

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $4,709,204, which is 0.6% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$770,032,250	$—	$—	$770,032,250
Convertible Preferred Stocks (d)	723,378	—	—	723,378
Short-Term Investments (d)	16,518,249	—	—	16,518,249
Total	$787,273,877	$—	$—	$787,273,877

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $385,622,388) — including $4,709,204 of securities loaned	$770,755,628
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,867,950)*	4,867,950
Investment in Deutsche Central Cash Management Government Fund (cost $11,650,299)	11,650,299
Receivable for Fund shares sold	26,124
Dividends receivable	394,829
Interest receivable	12,573
Other assets	14,457
Total assets	787,721,860

Liabilities
Payable upon return of securities loaned	4,867,950
Payable for Fund shares redeemed	301,074
Accrued management fee	247,637
Accrued Trustees’ fees	10,251
Other accrued expenses and payables	185,260
Total liabilities	5,612,172
Net assets, at value	$782,109,688

Net Assets Consist of
Undistributed net investment income	5,662,467
Net unrealized appreciation (depreciation) on
Investments	385,133,240
Accumulated net realized gain (loss)	72,413,289
Paid-in capital	318,900,692
Net assets, at value	$782,109,688

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($776,215,002 ÷ 25,154,197 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$30.86
Class B
Net Asset Value, offering and redemption price per share ($5,894,686 ÷ 191,717 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$30.75

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends	$9,702,529
Income distributions — Deutsche Central Cash Management Government Fund	154,926
Securities lending income, net of borrower rebates	1,638
Total income	9,859,093
Expenses:
Management fee	3,067,228
Administration fee	823,213
Services to Shareholders	2,094
Record keeping fee (Class B)	107
Distribution and service fees (Class B)	14,521
Custodian fee	2,332
Professional fees	92,625
Reports to shareholders	40,311
Trustees’ fees and expenses	42,814
Other	41,497
Total expenses	4,126,742
Net investment income	5,732,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	73,154,379
Payments by affiliates (see Note F)	34,034
73,188,413
Change in net unrealized appreciation (depreciation) on investments	111,635,895
Net gain (loss)	184,824,308
Net increase (decrease) in net assets resulting from operations	$190,556,659

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$5,732,351	$6,308,105
Net realized gain (loss)	73,188,413	70,814,016
Change in net unrealized appreciation (depreciation)	111,635,895	(49,459,182)
Net increase (decrease) in net assets resulting from operations	190,556,659	27,662,939
Distributions to shareholders from:
Net investment income:
Class A	(6,004,257)	(6,231,720)
Class B	(28,374)	(20,032)
Net realized gains:
Class A	(63,517,984)	(66,067,535)
Class B	(466,086)	(322,737)
Total distributions	(70,016,701)	(72,642,024)
Fund share transactions:
Class A
Proceeds from shares sold	60,007,049	15,616,714
Reinvestment of distributions	69,522,241	72,299,255
Cost of shares redeemed	(217,855,027)	(147,165,346)
Net increase (decrease) in net assets from Class A share transactions	(88,325,737)	(59,249,377)
Class B
Proceeds from shares sold	1,092,096	2,848,370
Reinvestment of distributions	494,460	342,769
Cost of shares redeemed	(1,795,865)	(1,421,396)
Net increase (decrease) in net assets from Class B share transactions	(209,309)	1,769,743
Increase (decrease) in net assets	32,004,912	(102,458,719)
Net assets at beginning of year	750,104,776	852,563,495
Net assets at end of year (including undistributed net investment income of $5,662,467 and $6,098,298, respectively)	$782,109,688	$750,104,776

Other Information
Class A
Shares outstanding at beginning of period	27,895,381	30,084,968
Shares sold	2,126,577	591,265
Shares issued to shareholders in reinvestment of distributions	2,573,944	2,877,010
Shares redeemed	(7,441,705)	(5,657,862)
Net increase (decrease) in Class A shares	(2,741,184)	(2,189,587)
Shares outstanding at end of period	25,154,197	27,895,381
Class B
Shares outstanding at beginning of period	197,662	127,214
Shares sold	39,266	111,807
Shares issued to shareholders in reinvestment of distributions	18,341	13,667
Shares redeemed	(63,552)	(55,026)
Net increase (decrease) in Class B shares	(5,945)	70,448
Shares outstanding at end of period	191,717	197,662

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$26.70	$28.22	$29.95	$28.41	$21.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.21	.20	.21	.21
Net realized and unrealized gain (loss)	6.47	.83	2.34	3.18	7.12
Total from investment operations	6.67	1.04	2.54	3.39	7.33
Less distributions from:
Net investment income	(.22)	(.22)	(.22)	(.18)	(.30)
Net realized gains	(2.29)	(2.34)	(4.05)	(1.67)	—
Total distributions	(2.51)	(2.56)	(4.27)	(1.85)	(.30)
Net asset value, end of period	$30.86	$26.70	$28.22	$29.95	$28.41
Total Return (%)	26.30	4.25	8.62	12.97	34.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	776	745	849	890	837
Ratio of expenses (%)[b]	.50	.50	.49	.50	.50
Ratio of net investment income (loss) (%)	.70	.82	.70	.76	.85
Portfolio turnover rate (%)	15	35	35	47	37

[a]	Based on average shares outstanding during the period.

[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$26.61	$28.12	$29.84	$28.29	$21.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.15	.13	.09	.13
Net realized and unrealized gain (loss)	6.44	.83	2.32	3.22	7.10
Total from investment operations	6.57	.98	2.45	3.31	7.23
Less distributions from:
Net investment income	(.14)	(.15)	(.12)	(.09)	(.23)
Net realized gains	(2.29)	(2.34)	(4.05)	(1.67)	—
Total distributions	(2.43)	(2.49)	(4.17)	(1.76)	(.23)
Net asset value, end of period	$30.75	$26.61	$28.12	$29.84	$28.29
Total Return (%)	25.96	4.00	8.33	12.67	34.19

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	4	3	14
Ratio of expenses (%)[b]	.75	.76	.76	.80	.83
Ratio of net investment income (loss) (%)	.45	.58	.44	.33	.52
Portfolio turnover rate (%)	15	35	35	47	37

[a]	Based on average shares outstanding during the period.

[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on Deutsche Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

12	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Deutsche Government & Agency Securities Portfolio managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	13

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$9,248,231
Undistributed net long-term capital gains	$69,283,718
Net unrealized appreciation (depreciation) on investments	$384,640,938

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $402,632,939. The net unrealized appreciation for all investments based on tax cost was $384,640,938. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $395,623,726 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $10,982,788.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$6,032,631	$6,765,789
Distributions from long-term capital gains	$63,984,070	$65,876,235

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial statement purposes and a recharacterization will be made within the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $122,095,048 and $280,832,186, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

14	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.80%
Class B	1.05%

For the period from October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.82%
Class B	1.07%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $823,213, of which $66,391 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$759	$192
Class B	320	53
	$1,079	$245

Distribution Service Agreement. Deutsche AM Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $14,521, of which $1,252 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $10,840, of which $4,791 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	15

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $123.

D. Ownership of the Fund

At December 31, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56% and 30%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 59% and 33%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

F. Payment by Affiliates

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $34,034 for commission paid on certain trades executed by the Fund. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

16	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and Shareholders of Deutsche Capital Growth VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Capital Growth VIP (one of the funds constituting Deutsche Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,107.30	$1,105.70
Expenses Paid per $1,000*	$2.66	$3.98

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,022.68	$1,021.42
Expenses Paid per $1,000*	$2.55	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Capital Growth VIP	.50%	.75%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

18	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Tax Information	(Unaudited)

The Fund paid distributions of $2.29 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $76,329,000 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Capital Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

—	The Board also received extensive information throughout the year regarding performance of the Fund.

—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on

20	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period, has underperformed its benchmark in the one-year period and has performed equal to its benchmark in the three-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	21

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

24	|	Deutsche Variable Series I — Deutsche Capital Growth VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series I — Deutsche Capital Growth VIP	|	25

VS1capgro-2 (R-025820-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series I

Deutsche Core Equity VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE      MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.57% and 0.86% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,102	$14,072	$21,609	$23,657
	Average annual total return	21.02%	12.06%	16.66%	8.99%
Russell 1000® Index	Growth of $10,000	$12,169	$13,761	$20,742	$22,806
	Average annual total return	21.69%	11.23%	15.71%	8.59%

Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,068	$13,959	$21,342	$23,088
	Average annual total return	20.68%	11.76%	16.37%	8.73%
Russell 1000® Index	Growth of $10,000	$12,169	$13,761	$20,742	$22,806
	Average annual total return	21.69%	11.23%	15.71%	8.59%

The growth of $10,000 is cumulative.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

Large-cap U.S. equities staged a strong rally in 2017, as evidenced by the 21.69% return of the Fund’s benchmark, the Russell 1000 Index. The Fund returned 21.02% (Class A shares, unadjusted for contract charges), slightly behind the index.

Consistent with the Fund’s bottom-up approach, stock selection was the key driver of relative performance. We produced the best results in the industrials sector, where shares of Boeing Co. surged behind robust earnings and solid trends in its 787 line, together with better-than-expected free cash flow and forward guidance. Positions in AMETEK Inc., Roper Technologies, Inc. and Norfolk Southern Corp., were additional contributors of note.

We also posted solid results in the information technology sector. Our positioning in the semiconductor industry was boosted by the gains for NVIDIA Corp., which finished as one of the top performing stocks in the sector due to the steady improvement in its earnings outlook, and Intel Corp., which capitalized on a positive industry demand cycle. Visa, Inc. and Microsoft Corp. were further contributors.

Outside of technology, Ameriprise Financial Inc. had the largest positive impact on Fund returns. The company continued to report strong cash flows while buying back shares and maintaining an above-average dividend, which aided the stock’s performance at a time of strength for the financial sector as a whole. Freeport-McMoRan, Inc. also added value, particularly in the latter part of the year, as rising global demand fueled hearty gains in the prices of industrial metals. Our position in Albermarle Corp. was a further plus. As a producer of the batteries used in electric cars, Albermarle benefited from expectations for continued growth in this market segment.

The consumer discretionary sector was the only area in which we suffered a meaningful shortfall relative to the benchmark. However, we lagged by a wide enough margin that it proved to be the key factor in the Fund’s underperformance for the full year. L Brands, Inc.* which owns a stable of retail brands that includes Bath & Body Works and Victoria’s Secret, came under heavy selling pressure due to the combination of weaker-than-expected sales and falling profit margins. Shares of the restaurant operator Brinker International, Inc.* slid due to slower sales compared to its competitors in the fast-casual restaurant industry, while Advanced Auto Parts, Inc.* lagged on the prospect of increased competition from online retailers. Additionally, Newell Brands, Inc. — a maker of container products including those sold under the Rubbermaid name — lost ground due to issues with its supply chain and an earnings miss in early November.

Outside of consumer discretionary, the telecommunications services provider Frontier Communications Corp.* — which reported weaker revenue and profitability following an acquisition — was a key detractor of note.

The fundamental drivers of the stock-market rally remained in place at the close of 2017, with economic growth and corporate earnings in solid uptrends and the U.S. Federal Reserve pursuing a deliberate pace of monetary tightening. At the same time, however, valuations had reached a level that indicated an increased potential for unforeseen risks to disrupt the markets. We believe the Fund, through its disciplined and bottom-up strategy, is well positioned for this set of circumstances. We seek to optimize the portfolio by emphasizing stocks that have the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance. We believe this approach has enabled us to build an “all-weather” portfolio designed to outperform in both up and down markets, a trait that may prove valuable if market conditions become more volatile in the year ahead.

Pankaj Bhatnagar, PhD, Managing Director

Di Kumble, CFA, Managing Director

Arno V. Puskar, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Terms to Know

The Russell 1000 Index tracks the performance of the 1,000 largest stocks in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies as measured by market capitalization.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

*	Not held in the portfolio as of December 31, 2017

Deutsche Variable Series I — Deutsche Core Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	99%	99%
Cash Equivalents	1%	1%
Exchange-Traded Fund	0%	—
Convertible Preferred Stock	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Fund, Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Information Technology	23%	21%
Financials	15%	17%
Health Care	14%	12%
Consumer Discretionary	11%	11%
Industrials	10%	11%
Consumer Staples	8%	9%
Energy	6%	8%
Real Estate	4%	3%
Materials	4%	3%
Utilities	3%	3%
Telecommunication Services	2%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Investment Portfolio	as of December 31, 2017

	Shares	Value ($)
Common Stocks 98.9%
Consumer Discretionary 11.3%
Auto Components 1.2%
BorgWarner, Inc.	15,043	768,547
Goodyear Tire & Rubber Co.	15,717	507,816

		1,276,363

Hotels, Restaurants & Leisure 0.5%
Yum! Brands, Inc.	6,935	565,965

Household Durables 0.5%
Newell Brands, Inc.	18,855	582,620

Internet & Direct Marketing Retail 2.3%
Amazon.com, Inc.*	2,080	2,432,498

Media 4.0%
Comcast Corp. “A”	21,303	853,185
Live Nation Entertainment, Inc.*	26,558	1,130,574
Omnicom Group, Inc.	23,811	1,734,155
Regal Entertainment Group “A”	25,020	575,711

		4,293,625

Multiline Retail 0.5%
Macy’s, Inc.	21,191	533,801

Specialty Retail 1.3%
Best Buy Co., Inc.	13,935	954,129
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,103	470,357

		1,424,486

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc. “B”	17,517	1,095,688

Consumer Staples 8.2%
Beverages 2.5%
PepsiCo, Inc.	22,838	2,738,733

Food & Staples Retailing 3.2%
CVS Health Corp.	6,232	451,820
Sysco Corp.	37,016	2,247,982
Wal-Mart Stores, Inc.	7,902	780,322

		3,480,124

Food Products 2.3%
Conagra Brands, Inc.	20,236	762,290
Pinnacle Foods, Inc.	14,437	858,568
The JM Smucker Co.	6,774	841,602

		2,462,460

Personal Products 0.2%
Coty, Inc. “A”	8,166	162,422

Energy 5.4%
Energy Equipment & Services 0.5%
Transocean Ltd.* (a)	24,064	257,004
Weatherford International PLC*	56,502	235,613

		492,617

Oil, Gas & Consumable Fuels 4.9%
Concho Resources, Inc.*	10,220	1,535,248
Devon Energy Corp.	17,560	726,984
Laredo Petroleum, Inc.*	95,665	1,015,006
Newfield Exploration Co.*	42,690	1,346,016
ONEOK, Inc.	13,716	733,120

		5,356,374

	Shares	Value ($)
Financials 14.4%
Banks 5.3%
Bank of the Ozarks, Inc.	10,705	518,657
Citigroup, Inc.	19,931	1,483,066
PacWest Bancorp.	10,703	539,431
Popular, Inc.	21,426	760,409
U.S. Bancorp.	44,882	2,404,777

		5,706,340

Capital Markets 6.6%
Ameriprise Financial, Inc.	14,865	2,519,171
Ares Capital Corp.	32,619	512,771
BlackRock, Inc.	1,449	744,366
E*TRADE Financial Corp.*	21,115	1,046,671
Lazard Ltd. “A”	17,561	921,952
Northern Trust Corp.	4,692	468,684
S&P Global, Inc.	5,503	932,208

		7,145,823

Insurance 2.5%
Chubb Ltd.	8,745	1,277,907
MetLife, Inc.	29,021	1,467,302

		2,745,209

Health Care 14.0%
Biotechnology 3.4%
AbbVie, Inc.	7,551	730,257
Amgen, Inc.	3,663	636,996
Gilead Sciences, Inc.	32,910	2,357,672

		3,724,925

Health Care Equipment & Supplies 2.1%
Becton, Dickinson & Co.	6,436	1,377,690
Boston Scientific Corp.*	22,904	567,790
Hill-Rom Holdings, Inc.	3,480	293,330

		2,238,810

Health Care Providers & Services 3.2%
Cardinal Health, Inc.	2,960	181,359
Cigna Corp.	8,135	1,652,137
McKesson Corp.	10,324	1,610,028

		3,443,524

Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	7,495	1,423,151

Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	6,870	420,994
Eli Lilly & Co.	6,463	545,865
Endo International PLC*	23,194	179,754
Merck & Co., Inc.	22,312	1,255,496
Pfizer, Inc.	53,179	1,926,143

		4,328,252

Industrials 10.1%
Aerospace & Defense 1.2%
Boeing Co.	4,239	1,250,123

Electrical Equipment 1.9%
AMETEK, Inc.	19,486	1,412,151
Regal Beloit Corp.	8,847	677,680

		2,089,831

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	7

	Shares	Value ($)
Industrial Conglomerates 3.1%
General Electric Co.	37,019	645,982
Honeywell International, Inc.	7,842	1,202,649
Roper Technologies, Inc.	5,666	1,467,494

		3,316,125

Machinery 1.8%
Ingersoll-Rand PLC	8,968	799,856
Parker-Hannifin Corp.	5,926	1,182,711

		1,982,567

Road & Rail 1.6%
Norfolk Southern Corp.	12,350	1,789,515

Trading Companies & Distributors 0.5%
WESCO International, Inc.*	7,241	493,474

Information Technology 23.0%
Communications Equipment 0.9%
Cisco Systems, Inc.	24,422	935,363

Internet Software & Services 3.6%
Alphabet, Inc. “A”*	1,958	2,062,557
Alphabet, Inc. “C”*	1,721	1,800,855

		3,863,412

IT Services 3.8%
Leidos Holdings, Inc.	10,006	646,087
PayPal Holdings, Inc.*	5,784	425,818
Visa, Inc. “A”	26,833	3,059,499

		4,131,404

Semiconductors & Semiconductor Equipment 5.6%
Intel Corp.	54,732	2,526,429
NVIDIA Corp.	10,229	1,979,312
Teradyne, Inc.	26,023	1,089,583
Texas Instruments, Inc.	4,019	419,744

		6,015,068

Software 4.5%
Microsoft Corp.	57,423	4,911,963

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	29,509	4,993,808

Materials 3.6%
Chemicals 1.8%
Albemarle Corp.	15,798	2,020,406

Metals & Mining 1.8%
Freeport-McMoRan, Inc.*	102,025	1,934,394

Real Estate 3.8%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	6,374	1,137,185

	Shares	Value ($)
Digital Realty Trust, Inc.	14,543	1,656,448
Prologis, Inc.	16,057	1,035,837
STORE Capital Corp.	10,602	276,076

		4,105,546

Telecommunication Services 1.8%
Diversified Telecommunication Services 0.3%
Zayo Group Holdings, Inc.*	7,469	274,859

Wireless Telecommunication Services 1.5%
T-Mobile U.S., Inc.*	26,100	1,657,611

Utilities 3.3%
Electric Utilities 1.4%
NextEra Energy, Inc.	9,333	1,457,721

Multi-Utilities 0.9%
CenterPoint Energy, Inc.	35,529	1,007,603

Water Utilities 1.0%
American Water Works Co., Inc.	12,010	1,098,795
Total Common Stocks (Cost $73,438,714)		106,983,398

Exchange-Traded Fund 0.3%
Vanguard S&P 500 ETF (Cost $256,601)	1,108	271,781

Securities Lending Collateral 0.2%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (b) (c) (Cost $151,800)	151,800	151,800

Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 1.30% (b) (Cost $1,008,753)	1,008,753	1,008,753

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $74,855,868)	100.3	108,415,732
Other Assets and Liabilities, Net	(0.3)	(282,548)
Net Assets	100.0	108,133,184

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $147,384, which is 0.1% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

S&P: Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$106,983,398	$—	$—	$106,983,398
Exchange-Traded Fund	271,781	—	—	271,781
Short-Term Investments (d)	1,160,553	—	—	1,160,553
Total	$108,415,732	$—	$—	$108,415,732

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $73,695,315) — including $147,384 of securities loaned	$107,255,179
Investment in Deutsche Government & Agency Securities Portfolio (cost $151,800)*	151,800
Investment in Deutsche Central Cash Management Government Fund (cost $1,008,753)	1,008,753
Cash	10,000
Receivable for investments sold	1,478,651
Receivable for Fund shares sold	14,132
Dividends receivable	127,100
Interest receivable	896
Other assets	3,458
Total assets	110,049,969

Liabilities
Payable upon return of securities loaned	151,800
Payable for investments purchased	1,577,125
Payable for Fund shares redeemed	45,916
Accrued management fee	35,745
Accrued Trustees’ fees	2,570
Other accrued expenses and payables	103,629
Total liabilities	1,916,785
Net assets, at value	$108,133,184

Net Assets Consist of
Undistributed net investment income	1,903,313
Net unrealized appreciation (depreciation) on investments	33,559,864
Accumulated net realized gain (loss)	28,200,232
Paid-in capital	44,469,775
Net assets, at value	$108,133,184

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($104,985,527 ÷ 7,169,708 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.64
Class B
Net Asset Value, offering and redemption price per share ($3,147,657 ÷ 215,292 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.62

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,097)	$2,804,814
Income distributions — Deutsche Central Cash Management Government Fund	6,855
Securities lending income, net of borrower rebates	25,415
Total income	2,837,084
Expenses:
Management fee	618,624
Administration fee	158,622
Services to shareholders	1,642
Record keeping fee (Class B)	663
Distribution service fee (Class B)	5,951
Custodian fee	4,873
Professional fees	77,181
Reports to shareholders	20,362
Trustees’ fees and expenses	10,453
Other	11,729
Total expenses	910,100
Net investment income	1,926,984

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
Investments	28,444,398
Change in net unrealized appreciation (depreciation) on investments	(233,266)
Net gain (loss)	28,211,132
Net increase (decrease) in net assets resulting from operations	$30,138,116

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$1,926,984	$2,159,171
Net realized gain (loss)	28,444,398	11,458,572
Change in net unrealized appreciation (depreciation)	(233,266)	1,593,775
Net increase (decrease) in net assets resulting from operations	30,138,116	15,211,518
Distributions to shareholders from:
Net investment income:
Class A	(2,009,714)	(2,276,718)
Class B	(19,752)	(23,854)
Net realized gains:
Class A	(11,463,123)	(14,473,682)
Class B	(148,543)	(187,911)
Total distributions	(13,641,132)	(16,962,165)
Fund share transactions:
Class A
Proceeds from shares sold	5,272,674	5,821,528
Reinvestment of distributions	13,472,837	16,750,400
Payments for shares redeemed	(92,783,533)	(34,089,364)
Net increase (decrease) in net assets from Class A share transactions	(74,038,022)	(11,517,436)
Class B
Proceeds from shares sold	902,144	189,791
Reinvestment of distributions	168,295	211,765
Payments for shares redeemed	(259,704)	(396,205)
Net increase (decrease) in net assets from Class B share transactions	810,735	5,351
Increase (decrease) in net assets	(56,730,303)	(13,262,732)
Net assets at beginning of period	164,863,487	178,126,219
Net assets at end of period (including undistributed net investment income of $1,903,313 and $2,050,752, respectively)	$108,133,184	$164,863,487

Other Information
Class A
Shares outstanding at beginning of period	12,373,665	13,252,114
Shares sold	384,902	461,980
Shares issued to shareholders in reinvestment of distributions	1,047,654	1,400,535
Shares redeemed	(6,636,513)	(2,740,964)
Net increase (decrease) in Class A shares	(5,203,957)	(878,449)
Shares outstanding at end of period	7,169,708	12,373,665
Class B
Shares outstanding at beginning of period	155,615	154,548
Shares sold	65,736	15,369
Shares issued to shareholders in reinvestment of distributions	13,087	17,691
Shares redeemed	(19,146)	(31,993)
Net increase (decrease) in Class B shares	59,677	1,067
Shares outstanding at end of period	215,292	155,615

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.16	$13.29	$12.76	$11.54	$8.53
Income (loss) from investment operations:
Net investment income[a]	.17	.17	.15	.10	.12
Net realized and unrealized gain (loss)	2.44	1.09	.52	1.25	3.03
Total from investment operations	2.61	1.26	.67	1.35	3.15
Less distributions from:
Net investment income	(.17)	(.19)	(.11)	(.13)	(.14)
Net realized gains	(.96)	(1.20)	(.03)	—	—
Total distributions	(1.13)	(1.39)	(.14)	(.13)	(.14)
Net asset value, end of period	$14.64	$13.16	$13.29	$12.76	$11.54
Total Return (%)	21.02	10.48	5.25	11.82	37.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	163	176	220	223
Ratio of expenses (%)	.57	.57	.56	.57	.56
Ratio of net investment income (%)[b]	1.22	1.34	1.11	.86	1.20
Portfolio turnover rate (%)	39	43	27	48	238

[a]	Based on average shares outstanding during the period.

[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.14	$13.26	$12.74	$11.53	$8.51
Income (loss) from investment operations:
Net investment income[a]	.13	.13	.11	.07	.10
Net realized and unrealized gain (loss)	2.44	1.10	.52	1.24	3.03
Total from investment operations	2.57	1.23	.63	1.31	3.13
Less distributions from:
Net investment income	(.13)	(.15)	(.08)	(.10)	(.11)
Net realized gains	(.96)	(1.20)	(.03)	—	—
Total distributions	(1.09)	(1.35)	(.11)	(.10)	(.11)
Net asset value, end of period	$14.62	$13.14	$13.26	$12.74	$11.53
Total Return (%)	20.68	10.25	4.91	11.52	37.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	2	2
Ratio of expenses (%)	.86	.86	.83	.82	.76
Ratio of net investment income (%)[b]	.94	1.06	.84	.60	1.00
Portfolio turnover rate (%)	39	43	27	48	238

[a]	Based on average shares outstanding during the period.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on Deutsche Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETF’s”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETF’s are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices

Deutsche Variable Series I — Deutsche Core Equity VIP	|	13

from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

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Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,060,568
Undistributed net long-term capital gains	$28,228,409
Net unrealized appreciation (depreciation) on investments	$33,364,632

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $75,051,100. The net unrealized appreciation for all investments based on tax cost was $33,364,632. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $34,391,168 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,026,536.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$3,360,863	$4,942,798
Distributions from long-term capital gains	$10,280,269	$12,019,367

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $60,677,149 and $143,892,122, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	15

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.08%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $158,622, of which $9,165 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$654	$167
Class B	121	30
	$775	$197

Distribution Service Agreement. Deutsche AM Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $5,951, of which $657 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $11,471, of which $4,695 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an

16	|	Deutsche Variable Series I — Deutsche Core Equity VIP

investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,913.

D. Ownership of the Fund

At December 31, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 49% and 17%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 47% and 29%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and Shareholders of Deutsche Core Equity VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Core Equity VIP (one of the funds constituting Deutsche Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,115.00	$1,113.50
Expenses Paid per $1,000*	$3.04	$4.58

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,022.33	$1,020.87
Expenses Paid per $1,000*	$2.91	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Core Equity VIP	.57%	.86%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $0.85 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $31,070,000 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 76% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Core Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st

Deutsche Variable Series I — Deutsche Core Equity VIP	|	21

quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the

22	|	Deutsche Variable Series I — Deutsche Core Equity VIP

experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series I — Deutsche Core Equity VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

24	|	Deutsche Variable Series I — Deutsche Core Equity VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series I — Deutsche Core Equity VIP	|	25

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche Variable Series I — Deutsche Core Equity VIP

VS1coreq-2 (R-025822-8 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series I

Deutsche CROCI® International VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 1.12% and 1.40% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an equity index which captures large and mid cap representation across developed markets countries around the world, excluding the US and Canada.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,196	$11,613	$12,319	$8,703
	Average annual total return	21.96%	5.11%	4.26%	–1.38%
MSCI EAFE® Index	Growth of $10,000	$12,503	$12,526	$14,625	$12,119
	Average annual total return	25.03%	7.80%	7.90%	1.94%

Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,176	$11,536	$12,186	$8,490
	Average annual total return	21.76%	4.88%	4.03%	–1.62%
MSCI EAFE® Index	Growth of $10,000	$12,503	$12,526	$14,625	$12,119
	Average annual total return	25.03%	7.80%	7.90%	1.94%

The growth of $10,000 is cumulative.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Fund produced a strong absolute return of 21.96% (Class A, unadjusted for contract charges) in 2017, but it underperformed the 25.03% gain of its benchmark, the MSCI EAFE Index. The resurgence in economic growth across Europe, Asia, and the emerging world was the primary reason for international equities’ advance. While in prior years the United States did the bulk of the heavy lifting for the world economy, 2017 brought a synchronized global recovery with a corresponding benefit to corporate earnings. Returns were further boosted the strength in foreign currencies relative to the U.S. dollar. With this as the backdrop, the MSCI EAFE Index posted its largest gain since 2009 and outpaced the U.S. market — as gauged by the S&P 500 Index — for the first time since 2012.

Three factors typically drive the Fund’s results: sector allocations, stock selection, and the impact of currencies. While stock selection and currency positioning were modest contributors in the 12-month period, allocation detracted.

Looking first at stock selection, we produced the widest margin of outperformance in the consumer discretionary and materials sectors. In the former, three U.K.-based homebuilding companies — Persimmon PLC, Barratt Developments PLC and Taylor Wimpey PLC — registered sizable gains amid the general improvement in the country’s housing market. In materials, the Netherlands-based chemicals company Koninklijke DSM NV made the largest contribution to performance thanks to its rising profits and improved guidance regarding its earnings outlook. The German materials company Sika AG* — which rose on the strength of robust earnings and improving profit margins — was another top contributor. On the other side of the ledger, our stock selection in health care, industrials and utilities detracted. Subaru Corp., which was hurt by a sharp deterioration in operating margins and a weaker outlook, was the Fund’s leading individual detractor. Astellas Pharma Inc., a Japanese company that lagged as patent expirations cut into its profits, also weighed on results.

We chose to hedge the portfolio’s exposure to a basket of foreign currencies from May 2015 through April of 2017. This aspect of our positioning was a positive for performance in that interval, during which non-U.S. currencies lost ground, as a group, versus the U.S. dollar. We elected to remove the hedges on all currencies except the Japanese yen in April 2017 on the belief that hedging was unlikely to make a meaningful contribution in the intermediate term. We subsequently removed the hedge on the yen in November 2017. Foreign currencies indeed appreciated against the dollar in the final seven-plus months of the year, indicating that we added value from our decision to reduce the extent of the hedging program.

With regard to allocations, the Fund’s unique investment strategy often results in a wide divergence in the portfolio’s sector weightings relative to the benchmark. These variations were a headwind to performance in the annual period, with an underweight in information technology and an overweight in utilities representing the largest detractors. However, an overweight position in industrials and underweights in energy and telecommunications services contributed positively.

We see the potential for a longer runway for expansion in the international economies due to both the extended length of the U.S. economic cycle and the fact that the U.S. Federal Reserve continues to reduce stimulus at a faster pace than central banks overseas. At the same time, the underperformance of foreign stocks in the past five years translates to a continued valuation discount in relation to the United States. We therefore believe the foreign markets remain fertile ground for stock selection even after their outperformance in 2017.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

*	Not held in the portfolio as of December 31, 2017.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/17	12/31/16
Common Stocks	97%	94%
Preferred Stocks	2%	—
Cash Equivalents	1%	6%
Total	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/17	12/31/16
Japan	24%	23%
Germany	18%	8%
Switzerland	16%	19%
United Kingdom	14%	27%
France	10%	6%
Hong Kong	6%	7%
Singapore	4%	4%
Netherlands	2%	2%
Australia	2%	—
Spain	2%	4%
Belgium	2%	—
Total	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/17	12/31/16
Industrials	24%	28%
Consumer Discretionary	22%	23%
Consumer Staples	16%	11%
Health Care	16%	17%
Utilities	14%	17%
Materials	6%	4%
Telecommunication Services	2%	—
Total	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 96.9%
Australia 2.1%
Wesfarmers Ltd. (Cost $1,787,861)	55,766	1,930,627

Belgium 1.9%
Solvay SA (Cost $1,815,707)	12,344	1,719,163

France 9.7%
Cie Generale des Etablissements Michelin	12,419	1,781,785
Danone SA	22,131	1,855,255
L’Oreal SA	8,322	1,846,860
Pernod Ricard SA	12,033	1,905,651
Sanofi	18,525	1,596,624

(Cost $7,674,626)		8,986,175

Germany 16.1%
BASF SE	16,727	1,845,676
Bayer AG (Registered)	13,265	1,657,856
Beiersdorf AG	16,786	1,975,691
Continental AG	7,167	1,940,390
Daimler AG (Registered)	22,096	1,882,683
Deutsche Post AG (Registered)	39,879	1,906,275
Merck KGaA	16,615	1,793,322
Siemens AG (Registered)	13,230	1,846,642

(Cost $13,180,053)		14,848,535

Hong Kong 5.9%
CLP Holdings Ltd.	176,149	1,801,390
HK Electric Investments & HK Electric Investments Ltd. “SS”, 144A, (Units)	1,955,000	1,789,758
Hong Kong & China Gas Co., Ltd.	950,632	1,862,852

(Cost $4,554,081)		5,454,000

Japan 23.6%
Astellas Pharma, Inc.	134,800	1,718,112
Bridgestone Corp.	37,708	1,752,633
Central Japan Railway Co.	9,800	1,754,874
Daiichi Sankyo Co., Ltd.	81,800	2,132,616
ITOCHU Corp.	104,500	1,951,638
Japan Tobacco, Inc.	53,300	1,715,317
Nissan Motor Co., Ltd.	188,100	1,875,392
Osaka Gas Co., Ltd.	92,900	1,789,571
Secom Co., Ltd.	24,000	1,813,313
Sekisui House Ltd.	100,300	1,811,778
Subaru Corp.	50,700	1,612,410
Sumitomo Electric Industries Ltd.	107,700	1,816,878

(Cost $19,872,155)		21,744,532

Netherlands 2.2%
Koninklijke DSM NV (Cost $1,335,833)	20,967	2,005,748

	Shares	Value ($)

Singapore 4.0%
Singapore Airlines Ltd.	239,941	1,913,655
Singapore Telecommunications Ltd.	657,200	1,759,103

(Cost $3,803,802)		3,672,758

Spain 1.9%
Iberdrola SA (Cost $1,591,631)	230,606	1,788,470

Switzerland 16.2%
ABB Ltd. (Registered)	71,501	1,917,598
Adecco Group AG (Registered)	23,213	1,774,422
Ferguson PLC	26,068	1,878,077
Kuehne + Nagel International AG (Registered)	10,461	1,852,739
Nestle SA (Registered)	21,606	1,858,935
Novartis AG (Registered)	21,724	1,834,458
Roche Holding AG (Genusschein)	7,698	1,948,516
Schindler Holding AG	7,962	1,833,255

(Cost $12,916,548)		14,898,000

United Kingdom 13.3%
Barratt Developments PLC	195,463	1,711,615
Bunzl PLC	61,515	1,721,325
GlaxoSmithKline PLC	93,308	1,663,443
National Grid PLC	149,887	1,771,376
Persimmon PLC	47,364	1,752,230
SSE PLC	100,895	1,799,581
Taylor Wimpey PLC	662,400	1,847,875

(Cost $11,853,833)		12,267,445
Total Common Stocks (Cost $80,386,130)		89,315,453

Preferred Stock 1.9%

Germany
Henkel AG & Co. KGaA (Cost $1,612,286)	13,191	1,748,154

Cash Equivalents 0.8%
Deutsche Central Cash Management Government Fund, 1.30% (a) (Cost $729,063)	729,063	729,063

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $82,727,479)	99.6	91,792,670
Other Assets and Liabilities, Net	0.4	344,140
Net Assets	100.0	92,136,810

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	7

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,930,627	$—	$1,930,627
Belgium	—	1,719,163	—	1,719,163
France	—	8,986,175	—	8,986,175
Germany	—	14,848,535	—	14,848,535
Hong Kong	—	5,454,000	—	5,454,000
Japan	—	21,744,532	—	21,744,532
Netherlands	—	2,005,748	—	2,005,748
Singapore	—	3,672,758	—	3,672,758
Spain	—	1,788,470	—	1,788,470
Switzerland	—	14,898,000	—	14,898,000
United Kingdom	—	12,267,445	—	12,267,445
Preferred Stock	—	1,748,154	—	1,748,154
Short-Term Investments	729,063	—	—	729,063
Total	$729,063	$91,063,607	$—	$91,792,670

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $81,998,416)	$91,063,607
Investment in Deutsche Central Cash Management Government Fund (cost $729,063)	729,063
Foreign currency, at value (cost $106,520)	106,786
Receivable for investments sold	19,046
Receivable for Fund shares sold	42,943
Dividends receivable	165,013
Interest receivable	5,035
Foreign taxes recoverable	155,098
Other assets	2,486
Total assets	92,289,077

Liabilities
Payable for Fund shares redeemed	6,177
Accrued management fee	35,400
Accrued Trustees’ fees	2,253
Other accrued expenses and payables	108,437
Total liabilities	152,267
Net assets, at value	$92,136,810

Net Assets Consist of
Undistributed net investment income	848,699
Net unrealized appreciation (depreciation) on:
Investments	9,065,191
Foreign currency	4,789
Accumulated net realized gain (loss)	(31,082,918)
Paid-in capital	113,301,049
Net assets, at value	$92,136,810

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($91,810,552 ÷ 12,504,196 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.34
Class B
Net Asset Value, offering and redemption price per share ($326,258 ÷ 44,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.36

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $215,223)	$3,033,329
Income distributions — Deutsche Central Cash Management Government Fund	10,240
Securities lending income, net of borrower rebates	21,214
Total income	3,064,783
Expenses:
Management fee	785,617
Administration fee	99,445
Services to shareholders	2,353
Distribution service fee (Class B)	767
Custodian fee	53,679
Professional fees	78,763
Reports to shareholders	40,980
Trustees’ fees and expenses	6,913
Other	25,898
Total expenses before expense reductions	1,094,415
Expense reductions	(258,060)
Total expenses after expense reductions	836,355
Net investment income (loss)	2,228,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,657,817
Forward foreign currency contracts	(2,061,249)
Foreign currency	7,315
2,603,883
Change in net unrealized appreciation (depreciation) on:
Investments	14,474,730
Forward foreign currency contracts	440,709
Foreign currency	15,454
14,930,893
Net gain (loss)	17,534,776
Net increase (decrease) in net assets resulting from operations	$19,763,204

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	9

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$2,228,428	$2,302,440
Net realized gain (loss)	2,603,883	(8,480,561)
Change in net unrealized appreciation (depreciation)	14,930,893	6,340,956
Net increase (decrease) in net assets resulting from operations	19,763,204	162,835
Distributions to shareholders from:
Net investment income:
Class A	(7,067,244)	(9,803,744)
Class B	(20,366)	(26,284)
Total distributions	(7,087,610)	(9,830,028)
Fund share transactions:
Class A
Proceeds from shares sold	6,185,861	4,349,614
Reinvestment of distributions	7,067,244	9,803,744
Payments for shares redeemed	(27,986,345)	(15,723,948)
Net increase (decrease) in net assets from Class A share transactions	(14,733,240)	(1,570,590)
Class B
Proceeds from shares sold	8,966	16,738
Reinvestment of distributions	20,366	26,284
Payments for shares redeemed	(15,497)	(15,735)
Net increase (decrease) in net assets from Class B share transactions	13,835	27,287
Increase (decrease) in net assets	(2,043,811)	(11,210,496)
Net assets at beginning of period	94,180,621	105,391,117
Net assets at end of period (including undistributed net investment income of $848,699 and $7,413,324, respectively)	$92,136,810	$94,180,621

Other Information
Class A
Shares outstanding at beginning of period	14,512,126	14,702,326
Shares sold	886,888	690,002
Shares issued to shareholders in reinvestment of distributions	1,054,813	1,563,596
Shares redeemed	(3,949,631)	(2,443,798)
Net increase (decrease) in Class A shares	(2,007,930)	(190,200)
Shares outstanding at end of period	12,504,196	14,512,126
Class B
Shares outstanding at beginning of period	42,251	37,903
Shares sold	1,287	2,658
Shares issued to shareholders in reinvestment of distributions	3,026	4,179
Shares redeemed	(2,213)	(2,489)
Net increase (decrease) in Class B shares	2,100	4,348
Shares outstanding at end of period	44,351	42,251

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Financial Highlights

		Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.47	$7.15	$7.86	$9.06	$7.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.16	.21	.31 [b]	.14
Net realized and unrealized gain (loss)	1.21	(.13)	(.59)	(1.36)	1.41
Total from investment operations	1.37	.03	(.38)	(1.05)	1.55
Less distributions from:
Net investment income	(.50)	(.71)	(.33)	(.15)	(.45)
Net asset value, end of period	$7.34	$6.47	$7.15	$7.86	$9.06
Total Return (%)[c]	21.96	.74	(5.48)	(11.76)	20.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	94	105	126	151
Ratio of expenses before expense reductions (%)[d]	1.10	1.12	1.05	1.04	1.02
Ratio of expenses after expense reductions (%)[d]	.84	.84	.98	.98	1.01
Ratio of net investment income (loss) (%)	2.24	2.46	2.74	3.55 [b]	1.64
Portfolio turnover rate (%)	73	67	99	135	97

[a]	Based on average shares outstanding during the period.
[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

		Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.48	$7.16	$7.87	$9.07	$7.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.14	.19	.28 [b]	.13
Net realized and unrealized gain (loss)	1.23	(.13)	(.59)	(1.35)	1.41
Total from investment operations	1.36	.01	(.40)	(1.07)	1.54
Less distributions from:
Net investment income	(.48)	(.69)	(.31)	(.13)	(.43)
Net asset value, end of period	$7.36	$6.48	$7.16	$7.87	$9.07
Total Return (%)[c]	21.76	.48	(5.71)	(11.98)	20.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.33	.27	.27	.26	.31
Ratio of expenses before expense reductions (%)[d]	1.38	1.40	1.33	1.31	1.30
Ratio of expenses after expense reductions (%)[d]	1.09	1.10	1.23	1.23	1.27
Ratio of net investment income (loss) (%)	1.86	2.18	2.47	3.26 [b]	1.62
Portfolio turnover rate (%)	73	67	99	135	97

[a]	Based on average shares outstanding during the period.
[b]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on Deutsche CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or

12	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Deutsche Government & Agency Securities Portfolio managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $30,489,000 which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,944,000) and long-term losses ($23,545,000).

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	13

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no positions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, passive foreign investment companies, expiration of capital loss carryforwards and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$848,700
Capital loss carryforwards	$(30,489,000)
Net unrealized appreciation (depreciation) on investments	$8,471,654

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $83,321,016. The net unrealized appreciation for all investments based on tax cost was $8,471,654. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $10,689,557 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,217,903.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$7,087,610	$9,830,028

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017, from time to time the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

14	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

As of December 31, 2017 the Fund did not hold open forward currency contracts. For the year ended December 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately to $99,269,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,824,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(2,061,249)

The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (b)	$440,709

The above derivative is located in the following Statement of Operations account:

(b)	Change in net unrealized appreciation (depreciation) on foreign currency contracts

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $70,604,090 and $87,205,535, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.09%

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	15

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$257,182
Class B	878
$258,060

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $99,445, of which $7,760 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$629	$157
Class B	81	20
	$710	$177

Distribution Service Agreement. Deutsche AM Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $767, of which $69 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $10,635, of which $2,970 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,597.

E. Ownership of the Fund

At December 31, 2017, five participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 19%, 18%, 14%, 12% and 11%, respectively.

16	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 83% and 10%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and Shareholders of Deutsche CROCI® International VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche CROCI® International VIP (one of the funds constituting Deutsche Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

18	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,063.80	$1,063.60
Expenses Paid per $1,000*	$4.37	$5.67

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,020.97	$1,019.71
Expenses Paid per $1,000*	$4.28	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche CROCI® International VIP	.84%	1.09%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	19

Tax Information	(Unaudited)

The Fund paid foreign taxes of $168,108 and earned $1,672,876 of foreign source income during the year ended December 31, 2017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.13 per share as income earned from foreign sources for the year ended December 31, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts’ policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trusts’ policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche CROCI® International VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also

22	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

24	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series I — Deutsche CROCI® International VIP	|	25

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche Variable Series I — Deutsche CROCI® International VIP

VS1cint-2 (R-025823-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series I

Deutsche Global Small Cap VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Performance Summary	December 31, 2017

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017, as revised, are 1.08% and 1.38% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,002	$12,332	$16,073	$15,690
	Average annual total return	20.02%	7.24%	9.96%	4.61%
S&P Developed Small Cap Index	Growth of $10,000	$12,331	$13,849	$18,769	$19,773
	Average annual total return	23.31%	11.47%	13.42%	7.05%

Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,960	$12,225	$15,867	$15,261
	Average annual total return	19.60%	6.92%	9.67%	4.32%
S&P Developed Small Cap Index	Growth of $10,000	$12,331	$13,849	$18,769	$19,773
	Average annual total return	23.31%	11.47%	13.42%	7.05%

The growth of $10,000 is cumulative.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

Deutsche Global Small Cap VIP returned 20.02% in 2017 (Class A shares, unadjusted for contract charges), underperforming the 23.31% return of its benchmark, the S&P Developed SmallCap World Index.

A highly supportive investment environment helped fuel substantial gains for small-cap stocks in the annual period. Economic growth accelerated across the world, raising hopes for a synchronized global expansion. Rising corporate profits also contributed to the favorable underpinning for the market and enabled valuations to remain above their historical averages. These trends proved very advantageous for both the growth style and small-cap stocks. International small-caps performed particularly well on the year, helping the S&P Developed SmallCap World Index exceed the 14.65% return of the domestic Russell 2000® Index by a comfortable margin.

Given our global mandate and emphasis on faster-growing small companies, this backdrop helped propel the Fund to a robust absolute return in the past 12 months. However, the Fund’s performance fell short of the benchmark due to the impact of individual stock selection. The adverse effect was most pronounced in the technology sector, where much of the underperformance stemmed from an investment in Cardtronics PLC.* A U.K.-based operator of automatic teller machines (ATMs), Cardtronics moved lower due to a potentially negative regulatory review in the United Kingdom and the move to no-fee ATMs by banks in Australia. We chose to eliminate the position. Criteo SA (France) and Inphi Corp. (United States) also detracted from performance in the tech sector. Outside of technology, key detractors included the auto-equipment producer Horizon Global Corp. and the building-materials manufacturer Gibraltar Industries, Inc.*

On the positive side, UT Group Co., Ltd. was the Fund’s top contributor for the year. A provider of temporary and contracted staffing services in Japan, UT Group produced robust earnings growth due to the rising demand for short-term employment solutions created by Japan’s aging population and shrinking workforce. Moncler SpA, an Italian luxury outdoor-apparel producer that is evolving into a lifestyle brand, rallied on the strength of better-than-expected profits and made a meaningful contribution to results. Techtronic Industries Co., Ltd., a manufacturer of power tools and floor-care products, also performed very well as its large presence in Home Depot has enabled it to capitalize on the latter company’s sales growth.

Our stock selection decisions resulted in some notable changes at both the regional and sector levels. We reduced the extent of the portfolio’s underweight in North America, but we continued to have a lower weighting than the benchmark as of December 31, 2017. We added to the Fund’s holdings in Europe over the year, and we remained slightly above the index weighting at the close of the period. Many European growth companies trade at more attractive valuations than their global peers, and we sought to take advantage of what we saw as the growing opportunity in the region. We funded these moves by reducing the portfolio’s allocation to non-Japan Asia.

At the sector level, we made additions to information technology, industrials and energy. Companies with a higher degree of economic sensitivity experienced rising earnings prospects amid the improvement in global growth, so these sectors began to feature to a larger representation of the types of growth companies we seek. The Fund’s weighting in health care declined, but this was largely the result of three holdings receiving buyout offers. We remain overweight in the sector overall, as we believe it is fertile ground in which to find dynamic, young companies. The Fund was also overweight in consumer discretionary, technology and industrials, and it was underweight in financials and the slower-growing utilities and real estate sectors.

Small-cap stocks performed very well in 2017, but the gains were fueled in large part by the improvement in economic growth and corporate profits. We therefore believed valuations remained at reasonable levels at year-end, particularly in cyclical areas with the potential for accelerating earnings growth. We would also note that small-cap stocks typically outperform when the economy is expanding and when interest rates are rising, which may provide further support for the asset class. With this as background, we continued to find a broad opportunity set in the global small-cap space as 2017 drew to a close despite the robust gain for the overall market in the past year.

Joseph Axtell, CFA, Managing Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Terms to Know

The S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country.

The Russell 2000® Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

* Not	held in the portfolio as of December 31, 2017.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	98%	97%
Cash Equivalents	2%	3%
Convertible Preferred Stock	0%	0%
Warrant	0%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
United States	55%	55%
Japan	10%	10%
United Kingdom	6%	8%
Germany	4%	4%
Italy	4%	2%
France	4%	3%
Canada	3%	2%
Ireland	2%	3%
Hong Kong	2%	1%
Other	10%	12%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Industrials	22%	19%
Consumer Discretionary	19%	23%
Information Technology	19%	19%
Health Care	12%	12%
Financials	10%	11%
Energy	7%	5%
Materials	6%	5%
Consumer Staples	3%	5%
Real Estate	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 97.8%
Austria 1.0%
Lenzing AG (Cost $1,157,436)	7,095	901,263

Bermuda 1.0%
Lazard Ltd. “A” (a) (Cost $393,880)	16,636	873,390

Canada 2.5%
Linamar Corp.	10,135	590,281
Quebecor, Inc. “B”	47,906	903,240
SunOpta, Inc.*	96,487	747,774

(Cost $1,696,718)		2,241,295

Finland 0.5%
Cramo Oyj (Cost $405,684)	19,549	464,136

France 3.6%
Altran Technologies SA	68,060	1,135,779
Criteo SA (ADR)* (b)	14,334	373,114
SMCP SAS 144A	25,790	595,674
SPIE SA	29,690	773,156
Synergie SA	5,081	267,864

(Cost $3,292,766)		3,145,587

Germany 4.0%
Deutz AG	100,599	916,352
M.A.X. Automation AG	16,907	165,127
PATRIZIA Immobilien AG*	45,518	1,056,897
Rational AG	306	197,461
United Internet AG (Registered)	17,475	1,205,112

(Cost $1,333,920)		3,540,949

Hong Kong 1.5%
Techtronic Industries Co., Ltd. (Cost $243,124)	197,541	1,292,653

India 0.9%
WNS Holdings Ltd. (ADR)* (Cost $536,650)	19,146	768,329

Indonesia 0.2%
PT Arwana Citramulia Tbk (Cost $335,343)	5,415,409	136,162

Ireland 2.2%
Avadel Pharmaceuticals PLC (ADR)*	71,014	582,315
Dalata Hotel Group PLC*	124,112	941,027
Ryanair Holdings PLC*	24,221	436,990

(Cost $1,489,929)		1,960,332

Israel 0.7%
Kornit Digital Ltd.* (a) (b) (Cost $641,718)	38,655	624,278

Italy 3.7%
Buzzi Unicem SpA	24,742	669,092
Moncler SpA	49,229	1,541,566
Prysmian SpA	33,063	1,076,552

(Cost $2,066,879)		3,287,210

Japan 9.4%
Ai Holdings Corp.	33,717	814,131

	Shares	Value ($)
Anicom Holdings, Inc.	23,400	755,275
Daikyonishikawa Corp.	63,300	1,024,206
Kura Corp.	5,200	304,923
Kusuri No Aoki Holdings Co., Ltd.	11,558	612,091
MISUMI Group, Inc.	14,874	433,790
Nippon Seiki Co., Ltd.	21,664	464,973
Optex Group Co., Ltd.	9,400	496,817
Syuppin Co., Ltd.	48,400	657,132
Topcon Corp.	24,600	531,289
UT Group Co., Ltd.*	46,224	1,346,646
Zenkoku Hosho Co., Ltd.	20,800	894,556

(Cost $4,047,969)		8,335,829

Korea 1.1%
i-SENS, Inc.	17,473	412,934
Vieworks Co., Ltd.	14,657	559,966

(Cost $1,353,028)		972,900

Luxembourg 1.1%
B&M European Value Retail SA (Cost $782,972)	168,711	965,595

Netherlands 1.0%
SBM Offshore NV (Cost $567,848)	48,582	856,634

Panama 0.7%
Banco Latinoamericano de Comercio Exterior SA “E” (Cost $555,143)	23,433	630,348

Spain 1.4%
Talgo SA 144A	157,354	803,851
Telepizza Group SA 144A*	73,497	415,442

(Cost $1,329,257)		1,219,293

Sweden 1.4%
Nobina AB 144A (Cost $762,937)	180,346	1,188,715

Switzerland 0.6%
Transocean Ltd.* (Cost $531,902)	49,958	533,552

Taiwan 0.4%
Basso Industry Corp. (Cost $423,114)	156,000	349,986

United Kingdom 5.5%
accesso Technology Group PLC*	26,563	704,157
Arrow Global Group PLC	116,852	625,288
Clinigen Healthcare Ltd.*	35,663	496,526
Domino’s Pizza Group PLC	98,992	462,366
Electrocomponents PLC	122,443	1,036,589
Meggitt PLC	111,667	727,203
Scapa Group PLC	134,345	795,447

(Cost $3,072,162)		4,847,576

United States 53.4%
Advanced Disposal Services, Inc.*	28,244	676,161
Affiliated Managers Group, Inc.	5,449	1,118,407
Ambarella, Inc.* (b)	7,450	437,688
Amicus Therapeutics, Inc.*	15,773	226,973
Arena Pharmaceuticals, Inc.*	7,317	248,559
athenahealth, Inc.*	3,381	449,808
Belden, Inc.	11,682	901,500
Berry Global Group, Inc.*	12,123	711,256

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	7

	Shares	Value ($)
BioScrip, Inc.* (b)	192,938	561,450
Blucora, Inc.*	15,263	337,312
Cardiovascular Systems, Inc.*	32,056	759,407
Casey’s General Stores, Inc.	7,836	877,162
Cognex Corp.	8,972	548,728
CommerceHub, Inc. “C”*	35,600	733,004
Contango Oil & Gas Co.*	106,062	499,552
Cypress Semiconductor Corp.	53,790	819,760
Del Taco Restaurants, Inc.*	66,261	803,083
Deluxe Corp.	6,072	466,573
Diamondback Energy, Inc.*	7,711	973,514
Dolby Laboratories, Inc. “A”	15,705	973,710
Dril-Quip, Inc.*	19,440	927,288
Ducommun, Inc.*	6,733	191,554
FCB Financial Holdings, Inc. “A”*	14,753	749,452
Five9, Inc.*	21,480	534,422
Fox Factory Holding Corp.*	19,984	776,378
Gentherm, Inc.*	16,282	516,954
Hain Celestial Group, Inc.*	17,361	735,933
Helen of Troy Ltd.*	8,287	798,452
Horizon Global Corp.*	13,283	186,228
Hyster-Yale Materials Handling, Inc.	7,712	656,754
Inphi Corp.* (b)	13,874	507,788
Integra LifeSciences Holdings Corp.*	8,732	417,914
Jack in the Box, Inc.	7,390	725,033
Kennametal, Inc.	20,722	1,003,152
KMG Chemicals, Inc.	13,215	873,247
Knowles Corp.*	39,102	573,235
Leucadia National Corp.	26,217	694,488
Ligand Pharmaceuticals, Inc.*	3,853	527,591
Masonite International Corp.*	5,514	408,863
Matador Resources Co.*	29,044	904,140
Molina Healthcare, Inc.*	18,694	1,433,456
National Storage Affiliates Trust (REIT)	35,904	978,743
NETGEAR, Inc.*	10,937	642,549
Neurocrine Biosciences, Inc.*	10,463	811,824
Oil States International, Inc.*	35,603	1,007,565
Pacira Pharmaceuticals, Inc.*	21,005	958,878
Providence Service Corp.*	14,640	868,738
QAD, Inc. “A”	8,070	313,520
Retrophin, Inc.*	49,374	1,040,310
Rush Enterprises, Inc. “A”*	36,340	1,846,435
Samsonite International SA (c)	166,200	767,666
SEACOR Marine Holdings, Inc.*	31,162	364,595
Sinclair Broadcast Group, Inc. “A” (b)	25,649	970,815
South State Corp.	8,435	735,110
Super Micro Computer, Inc.*	19,719	412,620
Tenneco, Inc.	10,181	595,996
Thermon Group Holdings, Inc.*	36,596	866,227

	Shares	Value ($)
TiVo Corp.	26,456	412,714
Trinseo SA	10,224	742,262
TriState Capital Holdings, Inc.*	20,744	477,112
UniFirst Corp.	3,886	640,801
Varonis Systems, Inc.*	11,265	546,916
WABCO Holdings, Inc.*	7,607	1,091,605
Welbilt, Inc.*	55,777	1,311,317
WEX, Inc.*	5,266	743,717
Zions Bancorp.	14,441	734,036

(Cost $35,116,312)		47,148,000
Total Common Stocks (Cost $62,136,691)		86,284,012

Convertible Preferred Stock 0.3%
United States
Providence Service Corp. (d) (Cost $196,900)	1,969	292,980

Warrants 0.0%
France
Parrot SA, Expiration Date (d) 12/15/2022*	13,230	3,104
Parrot SA, Expiration Date (d) 12/22/2022*	13,230	3,562
Total Warrants (Cost $0)		6,666

Securities Lending Collateral 3.4%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (e) (f) (Cost $2,980,179)	2,980,179	2,980,179

Cash Equivalents 1.8%
Deutsche Central Cash Management Government Fund, 1.30% (e) (Cost $1,563,917)	1,563,917	1,563,917

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $66,877,687)	103.3	91,127,754
Other Assets and Liabilities, Net	(3.3)	(2,883,930)
Net Assets	100.0	88,243,824

*	Non-income producing security.

(a)	Listed on the NASDAQ Exchange.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $2,893,177, which is 3.3% of net assets.

(c)	Listed on the Hong Kong Stock Exchange.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$901,263	$—	$901,263
Bermuda	873,390	—	—	873,390
Canada	2,241,295	—	—	2,241,295
Finland	—	464,136	—	464,136
France	968,788	2,176,799	—	3,145,587
Germany	—	3,540,949	—	3,540,949
Hong Kong	—	1,292,653	—	1,292,653
India	768,329	—	—	768,329
Indonesia	—	136,162	—	136,162
Ireland	582,315	1,378,017	—	1,960,332
Israel	624,278	—	—	624,278
Italy	—	3,287,210	—	3,287,210
Japan	—	8,335,829	—	8,335,829
Korea	972,900	—	—	972,900
Luxembourg	—	965,595	—	965,595
Netherlands	—	856,634	—	856,634
Panama	630,348	—	—	630,348
Spain	—	1,219,293	—	1,219,293
Sweden	—	1,188,715	—	1,188,715
Switzerland	533,552	—	—	533,552
Taiwan	—	349,986	—	349,986
United Kingdom	—	4,847,576	—	4,847,576
United States	46,380,334	767,666	—	47,148,000
Convertible Preferred Stock	—	—	292,980	292,980
Warrants (g)	—	—	6,666	6,666
Short-Term Investments (g)	4,544,096	—	—	4,544,096
Total	$59,119,625	$31,708,483	$299,646	$91,127,754

As a result of the fair valuation model utilized by the Fund, certain international equity securities transferred from Level 2 to Level 1. During the year ended December 31, 2017, the amount of transfers between Level 2 and Level 1 was $942,219.

Transfers between price levels are recognized at the beginning of the reporting year.

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $62,333,591) — including $2,893,177 of securities loaned	$86,583,658
Investment in Deutsche Government & Agency Securities Portfolio (cost $2,980,179)*	2,980,179
Investment in Deutsche Central Cash Management Government Fund (cost $1,563,917)	1,563,917
Foreign currency, at value (cost $266,060)	271,047
Receivable for investments sold	67,230
Receivable for Fund shares sold	268
Dividends receivable	26,095
Interest receivable	3,155
Foreign taxes recoverable	18,977
Other assets	2,149
Total assets	91,516,675

Liabilities
Payable upon return of securities loaned	2,980,179
Payable for investments purchased	102,068
Payable for Fund shares redeemed	58,466
Accrued management fee	29,060
Accrued Trustees’ fees	2,215
Other accrued expenses and payables	100,863
Total liabilities	3,272,851
Net assets, at value	$88,243,824

Net Assets Consist of
Distributions in excess of net investment income	(204,731)
Net unrealized appreciation (depreciation) on:
Investments	24,250,067
Foreign currency	4,675
Accumulated net realized gain (loss)	10,524,842
Paid-in capital	53,668,971
Net assets, at value	$88,243,824

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($85,344,205 ÷ 6,616,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.90
Class B
Net Asset Value, offering and redemption price per share ($2,899,619 ÷ 232,496 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.47

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $53,776)	$827,233
Income distributions — Deutsche Central Cash Management Government Fund	26,219
Securities lending income, net of borrower rebates	40,035
Total income	893,487
Expenses:
Management fee	800,363
Administration fee	92,183
Services to Shareholders	2,148
Record keeping fee (Class B)	906
Distribution service fee (Class B)	6,841
Custodian fee	36,568
Professional fees	76,354
Reports to shareholders	23,037
Trustees’ fees and expenses	6,699
Other	26,034
Total expenses before expense reductions	1,071,133
Expense reductions	(197,678)
Total expenses after expense reductions	873,455
Net investment income	20,032

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	11,389,698
Foreign currency	19,974
11,409,672
Change in net unrealized appreciation (depreciation) on:
Investments	5,237,007
Foreign currency	15,412
5,252,419
Net gain (loss)	16,662,091
Net increase (decrease) in net assets resulting from operations	$16,682,123

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$20,032	$191,099
Net realized gain (loss)	11,409,672	8,666,143
Change in net unrealized appreciation (depreciation)	5,252,419	(8,347,993)
Net increase (decrease) in net assets resulting from operations	16,682,123	509,249
Distributions to shareholders from:
Net investment income:
Class A	—	(351,519)
Class B	—	(3,345)
Net realized gains:
Class A	(8,009,441)	(10,844,338)
Class B	(245,528)	(308,285)
Total distributions	(8,254,969)	(11,507,487)
Fund share transactions:
Class A
Proceeds from shares sold	3,744,539	4,096,927
Reinvestment of distributions	8,009,441	11,195,858
Payments for shares redeemed	(23,622,010)	(19,689,215)
Net increase (decrease) in net assets from Class A share transactions	(11,868,030)	(4,396,430)
Class B
Proceeds from shares sold	289,787	238,868
Reinvestment of distributions	245,528	311,629
Payments for shares redeemed	(451,769)	(366,666)
Net increase (decrease) in net assets from Class B share transactions	83,546	183,831
Increase (decrease) in net assets	(3,357,330)	(15,210,837)
Net assets at beginning of period	91,601,154	106,811,991
Net assets at end of period (including distributions in excess of net investment income of $204,731 and $433,580, respectively)	$88,243,824	$91,601,154

Other Information
Class A
Shares outstanding at beginning of period	7,559,752	7,905,300
Shares sold	308,643	354,371
Shares issued to shareholders in reinvestment of distributions	695,868	973,553
Shares redeemed	(1,947,871)	(1,673,472)
Net increase (decrease) in Class A shares	(943,360)	(345,548)
Shares outstanding at end of period	6,616,392	7,559,752
Class B
Shares outstanding at beginning of period	224,620	207,982
Shares sold	24,779	20,941
Shares issued to shareholders in reinvestment of distributions	22,020	27,824
Shares redeemed	(38,923)	(32,127)
Net increase (decrease) in Class B shares	7,876	16,638
Shares outstanding at end of period	232,496	224,620

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.78	$13.17	$14.61	$17.31	$13.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.00 *	.03	.06	.04	.04
Net realized and unrealized gain (loss)	2.21	.15	.21	(.69)	4.66
Total from investment operations	2.21	.18	.27	(.65)	4.70
Less distributions from:
Net investment income	—	(.05)	(.14)	(.15)	(.10)
Net realized gains	(1.09)	(1.52)	(1.57)	(1.90)	(1.07)
Total distributions	(1.09)	(1.57)	(1.71)	(2.05)	(1.17)
Net asset value, end of period	$12.90	$11.78	$13.17	$14.61	$17.31
Total Return (%)[b]	20.02	1.57	1.16	(4.13)	35.94

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	89	104	135	154
Ratio of expenses before expense reductions (%)[c]	1.15	1.17	1.12	1.13	1.14
Ratio of expenses after expense reductions (%)[c]	.94	1.02	.99	.97	.94
Ratio of net investment income (loss) (%)	.03	.22	.41	.27	.28
Portfolio turnover rate (%)	42	41	27	33	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.45	$12.85	$14.29	$16.97	$13.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.03)	.02	.00 *	.01
Net realized and unrealized gain (loss)	2.14	.17	.21	(.67)	4.57
Total from investment operations	2.11	.14	.23	(.67)	4.58
Less distributions from:
Net investment income	—	(.02)	(.10)	(.11)	(.06)
Net realized gains	(1.09)	(1.52)	(1.57)	(1.90)	(1.07)
Total distributions	(1.09)	(1.54)	(1.67)	(2.01)	(1.13)
Net asset value, end of period	$12.47	$11.45	$12.85	$14.29	$16.97
Total Return (%)[b]	19.60	1.34	.86	(4.33)	35.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	3
Ratio of expenses before expense reductions (%)[c]	1.44	1.47	1.41	1.41	1.34
Ratio of expenses after expense reductions (%)[c]	1.22	1.30	1.24	1.25	1.15
Ratio of net investment income (loss) (%)	(.26)	(.23)	.15	.02	.07
Portfolio turnover rate (%)	42	41	27	33	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

12	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on Deutsche Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	13

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

14	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,144,417
Undistributed long-term capital gains	$9,859,442
Net unrealized appreciation (depreciation) on investments	$23,566,319

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $67,561,435. The net unrealized appreciation for all investments based on tax cost was $23,566,319. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $26,727,511 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $3,161,192.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary Income*	$—	$325,380
Distributions from long-term capital gains	$8,254,969	$11,182,107

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $37,002,117 and $56,009,862, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	15

Prior to October 1, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

Effective October 1, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.87% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.99%
Class B	1.27%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.78%
Class B	1.06%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$191,484
Class B	6,194
$197,678

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $92,183, of which $7,415 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$499	$124
Class B	182	45
	$681	$169

Distribution Service Agreement. Deutsche AM Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees

16	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $6,841, of which $606 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $11,814, of which $4,862 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2017, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 21%, 17% and 11%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 70% and 18%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series I and Shareholders of Deutsche Global Small Cap VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Small Cap VIP (one of the funds constituting Deutsche Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
February 14, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

18	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,091.40	$1,090.00
Expenses Paid per $1,000*	$4.69	$6.11

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,020.72	$1,019.36
Expenses Paid per $1,000*	$4.53	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Global Small Cap VIP	.89%	1.16%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $1.09 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,878,000 as capital gain dividends for its year ended December 31, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Small Cap VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2016. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, effective October 1, 2017, in connection with the 2017 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.80%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also observed that the Broadridge expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages an institutional account comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

22	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

24	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series I — Deutsche Global Small Cap VIP	|	25

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche Variable Series I — Deutsche Global Small Cap VIP

VS1glosc-2 (R-025821-7 2/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Variable Series I
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$299,569	$0	$0	$4,500
2016	$289,755	$0	$0	$4,500

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$4,500	$0	$0	$4,500
2016	$4,500	$52,339	$0	$56,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	2/15/2018